As filed with the Securities and Exchange Commission on May 1, 2006

1933 Act Registration No. 002-84012

1940 Act Registration No. 811-03752

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 68	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 69

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

John M. Loder

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2006 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to each series of The Managers Funds (the “Trust”) other than Managers Money Market Fund. The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to the Managers Money Market Fund.

THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

MANAGERS INTERNATIONAL EQUITY FUND

Supplement to Prospectuses dated May 1, 2006

Multiple Classes - Supplemental Information

Multiple Class Information

Managers Special Equity Fund (“Special Equity Fund”) currently offers Managers Class shares and Institutional Class shares. Managers International Equity Fund (“International Equity Fund”) currently offers a single class of shares, referred to herein as the Managers Class shares. The Special Equity Fund and International Equity Fund are referred to herein collectively as the “Funds.” In addition to the classes of shares of the Funds currently being offered, the Special Equity Fund may from time to time issue R Shares and the International Equity Fund may from time to time issue one or more of R Shares or Institutional Class shares.

Each class of shares of the Funds is subject to a different minimum initial investment requirement, as described in greater detail below. In addition, each class of shares may be subject to different distribution and shareholder servicing arrangements, which may result in differences in the expenses borne by the shareholders of each class and the returns realized by such shareholders.

The Managers Class shares may be purchased directly from a Fund through its distributor or through financial intermediaries that have entered into arrangements with The Managers Funds (the “Trust”) or Managers Investment Group LLC (the “Investment Manager”) to provide shareholder services to investors, the cost of which may be borne in whole or in part by the Trust and allocated as an expense to all shareholders of the Managers Class.

R Shares are available for purchase exclusively through financial intermediaries and are subject to the expenses of a plan of distribution adopted by the Board of Trustees of the Trust. In general, the Managers Class shares and R Shares are both subject to a minimum initial investment of $2,000.

The Institutional Class shares may be purchased directly from the Fund through its distributor, subject to a $2,500,000 minimum investment requirement, or through financial intermediaries that otherwise satisfy the minimum investment requirement. Investors purchasing Institutional Class shares through a financial intermediary must also satisfy any minimum investment requirements imposed by such intermediary and are responsible for all costs associated with the services provided by such intermediary. As a result of these differences in the distribution and servicing arrangements, the Managers Class shares and R Shares can be expected to bear higher expenses than the Institutional Class shares and to experience lower returns. In all other material respects, the shares of each class are the same, representing a proportional interest in a Fund.

Performance

Because R Shares of each Fund and Institutional Class shares of the Managers International Equity Fund have not commenced operations, the classes have no performance history. R Shares of each Fund and Institutional Class shares of Managers International Equity Fund would have substantially similar annual returns as the returns shown for other classes of the Funds shown in the Prospectuses of the Funds because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that the classes do not have the same expenses.

The following table supplements information included in the Prospectus for the Managers Special Equity Fund and illustrates the risks of investing in the Institutional Class shares of such Fund by showing how performance compares to that of a broadly based securities market index. The table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the index. As always, the past performance of the Fund is not an indication of how the Fund will perform in the future.

Average Annual Total Returns

(as of 12/31/05)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Managers Special Equity Fund – Institutional Class					5/3/04
Return Before Taxes	4.21%	—	—	11.35%
Russell 2000 Index (1) (before taxes)	4.55%	—	—	12.39%

(1)	Reflects no deduction for fees, expenses or taxes. The Russell 2000 Index is a market-capitalization weighted index of 2000 U.S. common stocks.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses
Special Equity Fund (1)
Managers Class shares	0.90%	0.00%	0.55%	1.45%	—	1.45%
Institutional Class shares	0.90%	0.00%	0.35%	1.25%	—	1.25%
R Shares	0.90%	0.50%	0.55%	1.95%	—	1.95%
International Equity Fund (1)(2)
Managers Class shares	0.90%	0.00%	0.52%	1.42%	—	1.42%
Institutional Class shares	0.90%	0.00%	0.52%	1.42%	—	1.42%
R Shares	0.90%	0.50%	0.52%	1.92%	—	1.92%

(1)	Each Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of such Fund’s expenses. In addition, each Fund may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Funds incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2005 in amounts less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2005 for each Class of shares of the Funds would have been: for Special Equity Fund, 1.40% for Managers Class, 1.20% for Institutional Class, and 1.90% for R Shares; and for International Equity Fund, 1.40% for Managers Class, 1.40% for Institutional Class and 1.90% for R Shares.

(2)	The Investment Manager has contractually agreed through May 1, 2007 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Total Annual Fund Operating Expenses could exceed the Net Expenses listed above in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses to exceed its contractual expense limitation amount.

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Special Equity Fund
Managers Class shares	$148	$459	$792	$1,735
Institutional Class shares	$127	$397	$686	$1,511
R Shares	$198	$612	$1,052	$2,275

International Equity Fund
Managers Class shares	$352	$449	$776	$1,702
Institutional Class shares	$352	$449	$776	$1,702
R Shares	$401	$603	$1,037	$2,243

The Example reflects the impact of the International Equity Fund’s contractual expense limitation through May 1, 2007. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Minimum Investment in the Funds

The following table provides the minimum initial and additional investments in the Funds for Managers Class shares, Institutional Class shares and R Shares:

	Managers Class Shares		Institutional Class Shares		R Shares
	Initial Investment	Additional Investment	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Accounts	$2,000	$100	$2,500,000	$1,000	$2,000	$100
IRA Accounts	1,000	100	2,500,000	1,000	1,000	100

Distribution Plan

The Trust has adopted a distribution plan to pay for the marketing of R Shares of each Fund. The Board of Trustees has authorized payments to the Fund’s distributor under the plan at an annual rate of 0.50% of each Fund’s average daily net assets allocable to the R Shares of that Fund. Managers Class shares and Institutional Class shares are not subject to a distribution plan and are not affected by expenses incurred under the distribution plan. Because payments under the plan are expenses allocable to R Shares that are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment in R Shares and may cost more than other types of sales charges.

How to Sell Shares

Redemptions of $50,000 and over of Managers Class and R Shares of the Funds require a medallion guarantee and redemptions over $2,500,000 and over for Institutional Class Shares of the Funds require a medallion guarantee.

Operating Policies

The Fund reserves the right to redeem an account if the value of the account falls below $500 for Managers Class shares and R Shares or $500,000 for Institutional Class shares due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the account balance.

THE MANAGERS FUNDS

MANAGERS VALUE FUND

MANAGERS CAPITAL APPRECIATION FUND

MANAGERS SMALL COMPANY FUND

MANAGERS SPECIAL EQUITY FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS EMERGING MARKETS EQUITY FUND

MANAGERS BOND FUND

MANAGERS GLOBAL BOND FUND

PROSPECTUS

May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund (Managers Class shares), Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund or Managers Global Bond Fund (each a “Fund” and collectively the “Funds”), each a series of The Managers Funds (the “Trust”). Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

Fund	Goal	Principal Strategies	Principal Risk Factors

Managers Value Fund	Long-term capital appreciation through a diversified portfolio of equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” and “large companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index; as of December 31, 2005, the capitalization range of companies included in the S&P 500 Index was between $778 million and $370.3 billion

Seeks undervalued investments

Economic Risk Management Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk Value Stock Risk

Managers Capital Appreciation Fund	Long-term capital appreciation through a diversified portfolio of equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” and “large companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index; as of December 31, 2005, the capitalization range of companies included in the S&P 500 Index was between $778 million and $370.3 billion

Seeks investments in companies with the potential for long-term growth of earnings and/or cash flow as well as companies expected to exhibit rapid growth over shorter periods

Economic Risk Growth Stock Risk Management Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk

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Managers Small Company Fund	Long-term capital appreciation by investing in equity securities of small companies

Invests principally in common and preferred stocks of small companies

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion

Seeks investments with the potential for long-tern capital appreciation as a result of earnings growth or improvements in equity valuation

Liquidity Risk Management Risk Market Risk Price Risk Small-Capitalization Stock Risk

Managers Special Equity Fund	Long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies

Invests principally in common and preferred stocks of small and medium companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion and “medium companies” are companies that at the time of purchase are between $1 billion and $12 billion

Historically has invested substantially all of its assets in securities of small companies

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks)

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Liquidity Risk Management Risk Market Risk Mid-Capitalization Stock Risk Price Risk Small-Capitalization Stock Risk

Managers International Equity Fund	Long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies; income is the secondary objective

Invests at least 65% of its assets in common and preferred stocks of non-U.S. companies of any size

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks)

Invests primarily in developed countries, but may invest in emerging markets

Currency Risk Economic Risk Foreign Securities Risk Liquidity Risk Management Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

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Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Managers Emerging Markets Equity Fund	Long-term capital appreciation through a diversified portfolio of equity securities of companies located in developing countries and emerging markets

Invests 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks) of companies in emerging markets and developing countries

Invests in companies of any size

Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Liquidity Risk Management Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

Managers Bond Fund	High level of current income from a diversified portfolio of fixed-income securities

Invests principally in investment grade debt securities of any maturity

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities)

Seeks to achieve incremental return through analysis of relative credit and valuation of debt securities

Credit Risk Economic Risk Foreign Securities Risk Interest Rate Risk Liquidity Risk Management Risk Prepayment Risk Reinvestment Risk

Managers Global Bond Fund	Income and capital appreciation through a portfolio of foreign and domestic fixed-income securities

Invests principally in investment grade debt securities of U.S. and foreign government, corporate and supranational organizations (such as the World Bank) of any maturity

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities)

May invest in companies in emerging markets

Typically invests in at least 7 countries, including the United States, under normal conditions

Seeks to achieve incremental return through credit analysis and anticipation of changes in interest rates within and among various countries

Credit Risk

Currency Risk

Economic Risk

Emerging Markets Risk

Foreign Securities Risk

Interest Rate Risk

Liquidity Risk

Management Risk

Non-Diversified Fund Risk

Political Risk

Prepayment Risk

Reinvestment Risk

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Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Funds.

Credit Risk	The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Securities rated below investment grade are especially susceptible to this risk.

Currency Risk	The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk	The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk	Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign Securities Risk	Investments in securities of foreign issuers, (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S.

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issuers. Different accounting, corporate governance, regulatory and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Growth Stock Risk	Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Fund invests in those kinds of stocks, they will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

Interest Rate Risk	Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor investment selection will cause a Fund to underperform other funds with similar objectives. The success of a Fund’s investment strategy depends significantly on the skill of that Fund’s Subadvisor in assessing the potential of the investments in which the Fund can invest. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk	The risks generally of investing in stocks are commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Despite unique influences

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on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk	Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk	A Fund that is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk	Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Prepayment Risk	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-related securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Price Risk	As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

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Reinvestment Risk	As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Sector Risk	Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Small-Capitalization Stock Risk	Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund may underperform other stock funds (such as medium and large-company stock funds) when stocks of small capitalization companies are out of favor.

Value Stock Risk	“Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, a Fund that focuses investments on value stocks may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

In addition to the investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information (“SAI”).

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PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund’s year-by-year total returns and how the annual performance of the Funds has varied over the past ten years (or since the Fund’s inception). Each bar chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results. Where applicable, the performance information reflects the impact of a Fund’s contractual expense limitation. If Managers Investment Group LLC (the “Investment Manager”) had not agreed to limit expenses, returns would have been lower.

Managers Value Fund

Annual Total Returns – Last Ten Calendar Years

Best Quarter: 16.62% (2nd Quarter 2003)

Worst Quarter: -20.58% (3rd Quarter 2002)

Managers Capital Appreciation Fund

Annual Total Returns – Last Ten Calendar Years

Best Quarter: 58.42% (4th Quarter 1999)

Worst Quarter: -25.80% (1st Quarter 2001)

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Managers Small Company Fund

Annual Total Returns – Last Five Full Calendar Years Since Inception*

Best Quarter: 18.83% (2nd Quarter 2003)

Worst Quarter: -20.91% (3rd Quarter 2001)

Managers Special Equity Fund – Managers Class

Annual Total Returns – Last Ten Calendar Years

Best Quarter: 35.91% (4th Quarter 1999)

Worst Quarter: -23.74% (3rd Quarter 2001)

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Managers International Equity Fund

Annual Total Returns – Last Ten Calendar Years

Best Quarter: 18.12% (2nd Quarter 2003)

Worst Quarter: -20.08% (3rd Quarter 2002)

Managers Emerging Markets Equity Fund

Annual Total Returns – Last Seven Full Calendar Years Since Inception*

Best Quarter: 43.66% (4th Quarter 1999)

Worst Quarter: -25.08% (3rd Quarter 2001)

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Managers Bond Fund

Annual Total Returns – Last Ten Calendar Years

Best Quarter: 6.26% (4th Quarter 1996)

Worst Quarter: -3.57% (1st Quarter 1996)

Managers Global Bond Fund

Annual Total Returns – Last Ten Calendar Years

Best Quarter: 9.59% (2nd Quarter 2002)

Worst Quarter: -5.54% (1st Quarter 1999)

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The following table illustrates the risks of investing in the Funds by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index and, where applicable, reflects the impact of a Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. A description of the indices is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns(1)

(as of 12/31/05)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Managers Value Fund					10/31/84
Return Before Taxes	5.53%	3.73%	8.61%	11.60%
Return After Taxes on Distributions	3.50%	3.00%	6.40%	9.56%
Return After Taxes on Distributions and Sale of Fund Shares	5.57%	2.97%	6.44%	9.41%
S&P 500 Index (2) (before taxes)	4.91%	0.54%	9.07%	12.78%

Managers Capital Appreciation Fund					6/1/84
Return Before Taxes	3.85%	-8.26%	7.54%	11.75%
Return After Taxes on Distributions	3.85%	-8.26%	5.33%	9.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	-6.83%	5.48%	9.67%
S&P 500 Index (2) (before taxes)	4.91%	0.54%	9.07%	13.04%

Managers Small Company Fund					6/19/00
Return Before Taxes	4.63%	3.13%	—	1.47%
Return After Taxes on Distributions	4.63%	3.13%	—	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	2.69%	—	1.25%
Russell 2000 Index (2) (before taxes)	4.55%	8.22%	9.26%	6.02%

Managers Special Equity Fund – Managers Class					6/1/84
Return Before Taxes	4.00%	4.13%	11.08%	13.56%
Return After Taxes on Distributions	2.80%	3.89%	10.11%	12.46%
Return After Taxes on Distributions and Sale of Fund Shares	4.21%	3.55%	9.40%	11.94%
Russell 2000 Index(2) (before taxes)	4.55%	8.22%	9.26%	11.08%

Managers International Equity Fund					12/31/85
Return Before Taxes	15.30%	2.46%	6.37%	10.34%
Return After Taxes on Distributions	14.93%	2.19%	5.45%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	9.94%	1.93%	5.09%	9.14%
MSCI EAFE Index (2) (3) (before taxes)	13.54%	4.55%	5.84%	9.66%

Managers Emerging Markets Equity Fund					2/9/98
Return Before Taxes	32.53%	18.77%	—	12.59%
Return After Taxes on Distributions	30.32%	18.19%	—	11.77%
Return After Taxes on Distributions and Sale of Fund Shares	22.66%	16.44%	—	10.75%
MSCI Emerging Markets Index(2) (4) (before taxes)	34.54%	19.44%	6.98%	10.03%

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	1 Year	5 Years	10 Years	Since Inception	Inception Date
Managers Bond Fund					6/1/84
Return Before Taxes	2.29%	7.71%	7.01%	9.60%
Return After Taxes on Distributions	0.91%	5.68%	4.56%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	1.60%	5.40%	4.49%	7.37%
Lehman Bros. Govt/Credit Index(2) (before taxes)	2.37%	6.11%	6.17%	9.28%

Managers Global Bond Fund					3/25/94
Return Before Taxes	-4.94%	7.47%	4.70%	5.40%
Return After Taxes on Distributions	-6.40%	5.43%	2.78%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares	-2.99%	5.31%	2.89%	3.51%
Lehman Bros. Global Aggregate Bond Index(2) (before taxes)	-6.88%	6.92%	4.99%	N/A

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	Reflects no deduction for fees, expenses or taxes. See Appendix A.
(3)	Net dividends are reinvested.
(4)	Gross dividends are reinvested.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (Global Bond Fund)*	1.00%
Redemption Fee (Emerging Markets Equity Fund and International Equity Fund) *	2.00%

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Expenses
Managers Value Fund (1)(2)(3)	0.75%	0.00%	0.44%	1.19%	None	1.19%
Managers Capital Appreciation Fund (1)(2)(3)	0.80%	0.00%	0.49%	1.29%	None	1.29%
Managers Small Company Fund (3)(4)	0.90%	0.00%	0.55%	1.45%	None	1.45%
Managers Special Equity Fund – Managers Class (1)	0.90%	0.00%	0.55%	1.45%	N/A	1.45%
Managers International Equity Fund (1)(2)(3)	0.90%	0.00%	0.59%	1.49%	None	1.49%
Managers Emerging Markets Equity Fund (2)(3)	1.15%	0.00%	0.60%	1.75%	None	1.75%
Managers Bond Fund (4)	0.625%	0.00%	0.39%	1.02%	(0.03)%	0.99%
Managers Global Bond Fund (4)	0.70%	0.00%	0.56%	1.26%	(0.07)%	1.19%

*	These redemption fees apply only to redemptions occurring within 60 days of purchase. See “Redemption Fees” below.
(1)	Certain Funds have entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2005 in amounts less than the amounts shown above. After giving effect to these expense offsets, the Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2005 for the Funds were as follows: Value Fund – 1.18%, Capital Appreciation Fund –1.28%, Special Equity Fund – 1.40% and International Equity Fund – 1.47%.
(2)	The Investment Manager has contractually agreed through May 1, 2007 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to the Net Expenses listed above (in the case of the International Equity Fund and the Emerging Markets Equity Fund, to 1.55% and 1.79%, respectively), subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Total Annual Fund Operating Expenses could exceed the Net Expenses listed above in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, each Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause a Fund’s Total Annual Fund Operating Expenses to exceed its contractual expense limitation amount.

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(3)	In earlier periods, the Investment Manager contractually agreed to waive management fees as necessary so as to limit total operating expenses to certain percentages. These subsidies were subject to a Fund’s obligation to repay the Investment Manager in future years, if any, when the Fund’s expenses fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Fund is not obligated to repay such expenses for more than three years after the time of any waiver or payment pursuant to the Fund’s contractual expense limitation. The Total Annual Fund Operating Expenses shown above include amounts charged to the Fund for such deferred expenses. For the fiscal year ended December 31, 2005, these amounts were 0.05%, 0.07%, 0.04%, 0.07% and 0.03% for the Value Fund, Capital Appreciation Fund, Small Company Fund, International Equity Fund and Emerging Markets Equity Fund, respectively.
(4)	The Investment Manager has contractually agreed through May 1, 2007 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, each Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause a Fund’s Total Annual Fund Operating Expenses to exceed its contractual expense limitation amount.

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Value Fund	$121	$378	$654	$1,443
Capital Appreciation Fund	$131	$409	$708	$1,556
Small Company Fund	$148	$459	$792	$1,735
Special Equity Fund – Managers Class	$148	$459	$792	$1,735
International Equity Fund	$152	$471	$813	$1,779
Emerging Markets Equity Fund	$178	$551	$949	$2,062
Bond Fund	$101	$322	$560	$1,245
Global Bond Fund	$121	$393	$685	$1,516

Where applicable, the Example reflects the impact of a Fund’s contractual expense limitation through May 1, 2007. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF THE FUNDS

FUND MANAGEMENT

Each Fund is a series of the Trust. The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more Subadvisors to manage each Fund’s investment portfolio. It also allocates assets to the Subadvisors based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external Subadvisors and, when appropriate, researches any potential new Subadvisors for the fund family. The Securities and Exchange Commission (“SEC”) has given the Funds an exemptive order permitting them to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager also exercises investment discretion over the cash reserves segment of each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. MDI receives no compensation from the Funds for its services as distributor. The Investment Manager or MDI may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager also provides administrative services to the Funds, including: (i) supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative service fees of 0.25%, (0.20% in the case of the Managers Global Bond) annually of each Fund’s average daily net assets. These administrative services fees are included under “Other Expenses” in the Annual Fund Operating Expenses table.

More information on each Fund’s investment strategies and holdings can be found in the current SAI.

Investment Objectives

Each Fund’s investment objective may be changed without shareholder approval.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI, which is available on the Funds’ website at www.managersinvest.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

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VALUE FUND

FUND FACTS

Objective:	Long-term capital appreciation; income is the secondary objective

Investment Focus:	Equity securities of medium and large U.S. companies

Benchmark:	S&P 500 Index

Ticker:	MGIEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2005, the range of market capitalizations for the S&P 500 Index was $778 million to $370.3 billion.

The Fund’s assets currently are allocated between two Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One Subadvisor utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other Subadvisor invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both Subadvisors expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the Subadvisor believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, any Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

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•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) and Osprey Partners Investment Management, LLC (“Osprey Partners”) each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2005 Armstrong Shaw had assets under management of approximately $8.1 billion. Jeffrey Shaw is the lead portfolio manager primarily responsible for day-to-day management of the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and Chief Investment Officer of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2005, Osprey Partners had assets under management of approximately $2.2 billion. John W. Liang and Russell S. Tompkins are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Osprey Partners. Mr. Liang is a Managing Partner, the Chief Investment Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management. Mr. Tompkins is a Managing Partner, the Chief Operating Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Fund’s Subadvisors, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

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CAPITAL APPRECIATION FUND

FUND FACTS

Objective:	Long-term capital appreciation; income is the secondary objective

Investment Focus:	Equity securities of medium and large U.S. companies

Benchmark:	S&P 500 Index

Ticker:	MGCAX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2005, the range of market capitalizations for the S&P 500 Index was $778 million to $370.3 billion.

The Fund’s assets currently are managed by a single Subadvisor. The Subadvisor emphasizes a growth approach to investing, that is, it selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. The Subadvisor typically, though not exclusively, attempts to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The Subadvisor expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. A stock is typically sold if the Subadvisor believes that the current stock price is not supported by its expectations regarding the company’s future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some additional returns through medium- to large-capitalization equities in your investment portfolio

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•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND

Essex Investment Management Company, LLC (“Essex”) manages the entire Fund and has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. AMG owns a majority interest in Essex. As of December 31, 2005, Essex had assets under management of approximately $4 billion. David Goss is primarily responsible for the day-to-day management of the Fund. Mr. Goss is a Vice President of, and a portfolio manager for, Essex, positions he has held since 2004. He was a portfolio manager for Alliance Capital Management, L.P. from 1999 to 2004 and has been a senior vice president of and portfolio manager for Essex since 2004.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.80% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Essex.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Fund’s Subadvisor, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

20

SMALL COMPANY FUND

FUND FACTS

Objective:	Long-term capital appreciation

Investment Focus:	Equity securities of small companies

Benchmark:	Russell 2000 Index

Ticker:	MSCFX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may be changed only upon 60 days’ written notice to shareholders. The term “small companies” refers to companies with capitalizations that at the time of purchase are less than $2.5 billion. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund’s capitalization limits.

The Fund’s assets currently are allocated between two Subadvisors, each acting independently of the other and using its own methodology to select portfolio investments. One Subadvisor focuses exclusively on stocks of small companies whose businesses are expanding. The Subadvisor seeks to identify companies expected to exhibit rapid earnings growth and to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The Subadvisor examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The Subadvisor, thus, expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. The other Subadvisor seeks to generate risk adjusted returns by building portfolios of businesses with attractive risk/reward profiles without running a high degree of capital risk. In analyzing investments, the Subadvisor considers the management quality, business evaluation, financial strength and other external factors. The Subadvisor identifies businesses that it believes are worthy of long-term investment and seeks to construct a diversified portfolio across attractive sectors, limit individual holding sizes, and follow a strict sell discipline with low relative portfolio turnover. A stock is typically sold if the Subadvisor believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

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Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, a Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small company equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

Kalmar Investment Advisers, Inc. (“Kalmar”) and Epoch Investment Partners, Inc. (“Epoch”) each manage a portion of the Fund.

Epoch has managed a portion of the Fund since March 2006. Epoch, located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, had approximately $2.2 billion in assets under management as of December 31, 2005. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Joseph W. Donaldson and Michael A. Wehlhoelter.

Mr. Priest is the Chief Executive Officer, Chief Investment Officer and co-founder of Epoch. Prior to co-founding Epoch in 2004, he was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC (“Steinberg Priest”) from March 2001 to April 2004. Prior to that time, he was Chairman, Managing Director and a Portfolio Manager at Credit Suisse Asset Management, LLC (“CSAM”) from May 2000 to March 2001; Chief Executive Officer, Chairman of the Management Committee, Managing Director and Portfolio Manager at CSAM from January 1998 to April 2000; and prior to that CEO and portfolio manager of predecessor BEA Associates from 1989 to 1998. Mr. Priest’s role with respect to the portion of the Fund managed by Epoch is overseeing strategy and risk management.

Mr. Pearl joined Epoch in April 2004 and is a Managing Director and Portfolio Manager. From June 2001 to April 2004, he was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. From 1997 to June 2001, he held a similar portfolio management position at ING Furman Selz Asset Management. Mr. Pearl’s role with respect to the portion of the Fund managed by Epoch is to serve as lead portfolio manager.

22

Mr. Donaldson joined Epoch in September 2004 and is a Managing Director, Portfolio Manager and Analyst. From October 2001 to September 2004, he was a Managing Director, U.S. Equities, at Steinberg Priest where he functioned as a senior analyst with broad responsibility including expertise in both Business and Healthcare Services. From March 1998 to October 2001, he was a Senior Analyst at First Manhattan Company. Mr. Donaldson’s role with respect to the portion of the Fund managed by Epoch is to serve as associate portfolio manager and senior analyst.

Mr. Wehlhoelter joined Epoch in June 2005 and is Managing Director, Portfolio Manager and Head of Quantitative Research. From October 2001 to June 2005 he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. From June 1997 to October 2001 he was at Credit Suisse Asset Management Group, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. From May 1986 to June 1997 he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2005, the two Kalmar organizations had assets under management totaling approximately $2.6 billion in small company stocks. Ford B. Draper, Jr., Dana Walker and Gregory Hartley are jointly and primarily responsible for the portion of the Fund managed by Kalmar, and unanimously agree on each security purchased for the Fund. Mr. Draper is the President and Chief Investment Officer of Kalmar, positions he has held since 1982. Mr. Walker has been a portfolio manager for Kalmar since 1986. Mr. Hartley has been a portfolio manager for Kalmar since 1993. Kalmar is 100% employee owned.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Kalmar and Epoch.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and Kalmar, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

23

SPECIAL EQUITY FUND

FUND FACTS

Objective:	Long-term capital appreciation

Investment Focus:	Equity securities of small- and medium-sized U.S. companies

Benchmark:	Russell 2000 Index

Ticker:	MGSEX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Small capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium capitalization companies are companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

The Fund’s assets are currently allocated among five Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Three Subadvisors utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and that are thus selling at valuations less than should be expected. The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses. All five Subadvisors examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The Subadvisors, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the Subadvisors believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, any Subadvisor may sell a security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

24

The Investment Manager may actively manage the Fund’s cash reserves to create temporary equity exposure (e.g., through the use of exchange-traded funds (ETFs) or index futures contracts or options on such futures contracts) until those balances are allocated to or invested by a Subadvisor or used for Fund transactions.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Skyline Asset Management, L.P. (“Skyline”), Veredus Asset Management Company, LLC (“Veredus”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2005, Donald Smith had approximately $3.8 billion in assets under management. Donald G. Smith and Richard L. Greenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Donald Smith. Mr. Smith has been the President of, and a portfolio manager for, Donald Smith since 1983. Mr. Greenberg has been a senior vice president of and portfolio manager for Donald Smith since 1981.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2005, Kern had assets under management of approximately $1.5 billion. Robert E. Kern, Jr. and David G. Kern are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Kern and are responsible for overall portfolio structure. Robert Kern is Managing Member, Chairman and CEO of, and Portfolio Manager for, Kern, positions he has held since Kern’s formation. He is also Senior Investment Manager responsible for researching and selecting investments in the technology (semiconductor), capital goods and service and consumer (restaurant) sectors. Prior to the formation of Kern, Robert Kern was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997. David Kern is President of, and Portfolio Manager for, Kern, positions he has held since 2002. He is also Senior Investment Manager responsible for researching and selecting investments in the healthcare, technology (software) and services and consumer (retail, leisure and entertainment) sectors. David Kern has held the position of Senior Investment Manager since 1997. Prior to co-founding Kern with Robert Kern, he was vice president at Founders Asset Management, where he was portfolio manager of the Founders Discovery Fund from 1995 to 1997.

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Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/Midwest Holdings, Inc. As of December 31, 2005, Skyline had assets under management of approximately $1.6 billion. Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard each lead one these three teams. Mr. Fiedler leads the team that covers consumer, healthcare and business services. Mr. Maloney leads the team that covers financial services, materials and processing, and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks.

Mr. Fiedler has had portfolio management responsibilities since 2001 and has been a limited partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mark N. Odegard has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2005, Veredus had assets under management of approximately $2.5 billion. B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus. Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Portfolio Manager for Veredus, a position he has held since 1998.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2005, Westport had assets under management of approximately $3.6 billion. Andrew J. Knuth and Edmund H. Nicklin, Jr. are jointly and primarily responsible for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman and Chief Investment Officer of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of Westport Advisers, LLC, an affiliated investment adviser, and a portfolio manager for Westport and has acted in those capacities for the firm since 1997. Prior to joining Westport, he had been a Portfolio Manager for Evergreen Funds since 1986.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2005, the Investment Manager had assets under management of approximately $8.5 billion. Thomas G. Hoffman is primarily responsible for the day-to-day management of the Fund’s cash reserves. Mr. Hoffman is Chief Investment Officer and Executive Vice President of the Investment Manager and has held those positions since 2005. Previously, he was Director of Research from 1999 to 2004 and Senior Investment Analyst from 1994 to 1999 of the predecessor firm of the Investment Manager.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

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The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Fund’s Subadvisors.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Subadvisors, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

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INTERNATIONAL EQUITY FUND

FUND FACTS

Objective:	Long-term capital appreciation; income is the secondary objective

Investment Focus:	Equity securities of non-U.S. companies

Benchmark:	MSCI EAFE Index

Ticker:	MGITX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

The Fund’s assets currently are allocated among three Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One Subadvisor utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The Subadvisor uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another Subadvisor generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the Subadvisor may identify broad-based, demographic trends, such as an increase in the average age of a region’s population, which may make investments in particular companies or industries particularly attractive. The third Subadvisor utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each Subadvisor examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if a Subadvisor believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the Subadvisor believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

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For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, a Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through international equities in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

Lazard Asset Management LLC (“Lazard”), Bernstein Investment Research and Management (“Bernstein”) and Wellington Management Company, LLP (“Wellington”) each manage a portion of the Fund.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of AllianceBernstein L.P., which was first organized in 1962. As of December 31, 2005, AllianceBernstein L.P. had approximately $578 billion in assets under management. Kevin F. Simms, Sharon E. Fay, Giulio Martini and Henry S. D’Auria are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Bernstein. Mr. Simms is a co-Chief Investment Officer of International Value Equities and Director of Research of Global Value Equities, positions he has held since 2003 and 2000, respectively. He has been with Bernstein since 1992. Ms. Fay is Executive Vice President and Chief Investment Officer of Global Value Equities, and has served in these positions since 2003. She joined Bernstein in 1990 as a research analyst. Mr. Martini is Chief Investment Officer of Currency & Quantitative Strategy, a position he has held since 2003. Prior to 2003, he worked as chief international economist on the international and global economic value equities team. Mr. D’Auria is Chief Investment Officer of Emerging Markets Value Equities and Co-chief Investment Officer of International Value Equities, positions he has held since 2002 and 2003, respectively. He managed Benstein’s global research department from 1998 to 2002.

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Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York, was founded in 1848. As of December 31, 2005, Lazard had assets under management in excess of $77.6 billion. William E. Holzer, Nicolas Bratt, Irene Cheng and Andrew Norris are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Lazard. Mr. Holzer is a Director of and a portfolio manager for Lazard, positions he has held with the firm since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. and its predecessor firm (“Deutsche”), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche. Mr. Bratt is a Managing Director of and portfolio manager for Lazard, positions he has held since 2003. Prior to 2003, Mr. Bratt worked as Director of Global Products at Deutsche. Ms. Cheng has been a Director of and portfolio manager for Lazard since 2003. From 1993 until joining Lazard, Ms. Cheng was a senior international equity portfolio manager with Deutsche. Mr. Norris is a Director of and portfolio manager for Lazard, positions he has held since 2003. From 1998 until joining Lazard, Mr. Norris worked at Deutsche as a senior portfolio manager.

Wellington has managed a portion of the Fund since September 2004. Wellington is located at 75 State Street, Boston, Massachusetts. As of December 31, 2005, Wellington had assets under management of approximately $540 billion. Three members of Wellington’s International Growth Team, Jean-Marc Berteaux, Matthew Hudson and Andrew S. Offit, are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of and Equity Portfolio Manager for Wellington and has been an investment professional with Wellington since 2001. From 1998 to 2001, Mr. Berteaux was a Vice President of and a senior equity analyst for John Hancock Funds, LLC. Mr. Offit is a Senior Vice President of and Equity Portfolio Manager for Wellington and has been an investment professional with Wellington since 1997. Mr. Hudson is a Vice President of and Equity Portfolio Manager for Wellington and joined Wellington as an investment professional in 2005. From 2000-2005, Mr. Hudson was an investment professional at American Century Investment Management.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Subadvisors.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Subadvisors, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

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EMERGING MARKETS EQUITY FUND

FUND FACTS

Objective:	Long-term capital appreciation

Investment Focus:	Equity securities of emerging market or developing countries

Benchmark:	MSCI Emerging Markets Index

Ticker:	MEMEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks) of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may be changed only upon 60 days’ written notice to shareholders. The Fund may invest in companies of any size.

Currently, the Fund’s Subadvisor seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the Subadvisor assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The Subadvisor then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the Subadvisor believes that the current stock price is not supported by its expectations regarding the company’s future growth potential or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

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Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through emerging market equity investments in your portfolio

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of seven years or more

This Fund may not be suitable if you:

•	Are seeking a conservative risk investment

•	Are investing with a shorter time horizon in mind

•	Are seeking stability of principal or current income

PORTFOLIO MANAGEMENT OF THE FUND

Rexiter Capital Management Limited (“Rexiter”) manages the Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund’s inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James’s Square, London, England, was founded in 1997. As of December 31, 2005, Rexiter had assets under management of approximately $5.1 billion. The Fund is managed by a team of persons. Helena Coles, Murray Davey, Kenneth King, Nicholas Payne and Christopher Vale are the five persons with the most significant responsibility for the day-to-day management of the Fund. Mr. King is the Chief Investment Officer and a Managing Director of Rexiter and is responsible for the Fund’s asset allocation. Stock selection for the Fund is the responsibility of the relevant Country Fund Managers. Mr. Davey, Mr. Payne, Mr. Vale and Ms. Coles are each Country Fund Managers of Rexiter. Ms. Coles is also an Assistant Portfolio Manager of Rexiter. Mr. Davey is also Managing Director - Global Emerging Markets and Portfolio Manager of Rexiter, positions he has held since Rexiter’s formation. Mr. Vale is also Managing Director and Chief Investment Officer - Asia.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.15% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Rexiter.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Subadvisor, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

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BOND FUND

FUND FACTS

Objective:	High current income

Investment Focus:	Fixed-income securities

Benchmark:	Lehman Bros. Govt/Credit Index

Ticker:	MGFIX

Objective

The Fund’s objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset Subadvisor to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

In deciding which securities to buy and sell, the Subadvisor will consider, among other things, the financial strength of the issuer of the security, current interest rates, the Subadvisor’s expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the Subadvisor’s expectations concerning the potential return of those investments.

Three themes typically drive the Fund’s investment approach. First, the Subadvisor generally seeks fixed-income securities of issuers whose credit profiles the Subadvisor believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The Subadvisor believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Subadvisor analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that the Subadvisor believes may produce attractive returns for the Fund in comparison to their risk.

The Subadvisor generally prefers securities that are protected against calls (early redemption by the issuer).

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

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Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of four years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

PORTFOLIO MANAGEMENT OF THE FUND

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2005, Loomis, Sayles had assets under management of approximately $74.5 billion. Daniel J. Fuss is primarily responsible for the day-to-day management of the Fund. He is an Executive Vice President and Vice Chairman of Loomis, Sayles and has worked at Loomis, Sayles since 1976.

Additional information regarding other accounts managed by the portfolio manager, his compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.625% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis, Sayles.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Subadvisor, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

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GLOBAL BOND FUND

FUND FACTS

Objective:	Income and capital appreciation

Investment Focus:	High quality foreign and domestic fixed-income securities

Benchmark:	Lehman Brothers Global Aggregate Index

Ticker:	MGGBX

Objective

The Fund’s objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, and supranational organizations such as the World Bank. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the Subadvisor to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. Under normal conditions, the Fund typically invests in at least 7 countries, including the United States. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund’s assets currently are managed by a single Subadvisor. The Subadvisor primarily selects investments with the goal of enhancing the Fund’s overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The Subadvisor may utilize forward foreign currency contracts in order to adjust the Fund’s allocation in foreign currencies.

The Subadvisor does not manage this Fund to maintain a given average duration. This gives the Subadvisor flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund’s average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. At other times the Fund’s average duration may be shorter than that of the benchmark, so that the Fund is less sensitive to changes in interest risk than the benchmark. A security is typically sold if the Subadvisor believes the security is overvalued based on its credit, country or duration.

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For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of three years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with currency and political risk

PORTFOLIO MANAGEMENT OF THE FUND

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) has managed the entire Fund since March 2002. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2005, Loomis, Sayles had assets under management of approximately $74.5 billion. Kenneth M. Buntrock and David W. Rolley are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Buntrock and Mr. Rolley are Vice Presidents of and Portfolio Managers for Loomis, Sayles, positions they have held since 1997 and 1994, respectively.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis, Sayles.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Subadvisor, is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

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MANAGERSCHOICE®

ManagersChoice® Program

ManagersChoice® is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments primarily in various Funds in The Managers Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

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ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Derivatives. Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial contracts whose value depends on, or is derived from, the value of an underlying security, index or currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Exchange-Traded Funds. The Funds may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of the investments held by the ETF.

Foreign Securities. Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed above under “Key Information.” Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

High-Yield Bonds. Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds.” High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or Baa3 by Moody’s Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

•	the risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

•	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

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Initial Public Offerings. Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

International Exposure. Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of a Fund’s shares.

Repurchase Agreements. Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Restricted and Illiquid Securities. Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

U.S. Government Securities. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

When–Issued Securities. Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds. Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

39

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Financial Highlights

For a share outstanding throughout each fiscal year/period

40

ABOUT YOUR INVESTMENT	Financial Highlights
For a share outstanding throughout each year/period

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the year ended December 31,
MANAGERS VALUE FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$29.73	$26.24	$20.69	$27.45	$27.73

Income from Investment Operations:
Net investment income	0.23	0.17	0.11	0.15	0.09
Net realized and unrealized gain (loss) on investments	1.43	3.47	5.56	(6.65)	0.70

Total from investment operations	1.66	3.64	5.67	(6.50)	0.79

Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.15)	(0.12)	(0.16)	(0.08)
Net realized gain on investments	(3.16)	—	—	(0.10)	(0.99)

Total distributions to shareholders	(3.41)	(0.15)	(0.12)	(0.26)	(1.07)

Net Asset Value, End of Year	$27.98	$29.73	$26.24	$20.69	$27.45

Total Return[1]	5.53%	13.87%	27.39%	(23.79)%	2.92%

Ratio of net expenses to average net assets[1]	1.18%	1.22%	1.27%	1.28%	1.25%
Ratio of total expenses to average net assets[1]	1.1 5%[2]	1.38%[2]	1.42%[2]	1.35%	1.35%
Ratio of net investment income to average net assets	0.72%	0.62%	0.59%	0.60%	0.43%
Portfolio turnover	54%	39%	40%	53%	147%
Net assets at end of year (000’s omitted)	$124,643	$119,547	$100,720	$48,001	$63,628

Managers Investment Group

41

About Your Investment	Financial Highlights
For a share outstanding throughout each year/period

	For the year ended December 31,
MANAGERS CAPITAL APPRECIATION FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$26.77	$25.46	$20.36	$29.29	$42.79

Income from Investment Operations:
Net investment loss	(0.07)[3]	(0.07)	(0.16)	(0.28)	(0.25)
Net realized and unrealized gain (loss) on investments	1.09	1.38	5.26	(8.65)	(13.25)

Total from investment operations	1.02	1.31	5.10	(8.93)	(13.50)

Net Asset Value, End of Year	$27.79	$26.77	$25.46	$20.36	$29.29

Total Return[1]	3.85%	5.14%	25.05%	(30.49)%	(31.55)%

Ratio of net expenses to average net assets[1]	1.28%	1.34%	1.33%	1.39%	1.34%
Ratio of total expenses to average net assets[1]	1.22%[2]	1.47%[2]	1.52%[2]	1.43%	1.40%
Ratio of net investment loss to average net assets	(0.27)%	(0.26)%	(0.67)%	(1.07)%	(0.75)%
Portfolio turnover	97%	79%	109%	141%	265%
Net assets at end of year (000’s omitted)	$104,878	$98,347	$110,903	$107,545	$186,876

	For the year ended December 31,
MANAGERS SMALL COMPANY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.36	$9.19	$6.40	$8.16	$9.29

Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.08)	(0.09)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	0.56	1.25	2.88	(1.63)	(1.06)

Total from investment operations	0.48	1.17	2.79	(1.76)	(1.13)

Net Asset Value, End of Year	$10.84	$10.36	$9.19	$6.40	$8.16

Total Return[1]	4.63%	12.73%	43.59%	(21.57)%	(12.16)%

Ratio of net expenses to average net assets[1]	1 .45%	1.45%	1.45%	1.40%	1.30%
Ratio of total expenses to average net assets[1]	1.41%[2]	1.43%[2]	1.50%	1.70%	1.71%
Ratio of net investment loss to average net assets	(0.82)%	(1.05)%	(1.20)%	(1.17)%	(0.92)%
Portfolio turnover	26%	18%	48%	134%	95%
Net assets at end of year (000’s omitted)	$36,993	$27,629	$18,750	$12,610	$26,764

Managers Investment Group

42

About Your Investment	Financial Highlights
For a share outstanding throughout each year/period

	Managers Class – For the year ended December 31,
MANAGERS SPECIAL EQUITY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$90.42	$78.48	$55.08	$70.59	$76.82

Income from Investment Operations:
Net investment loss	(0.54)[3]	(0.56)	(0.43)	(0.34)	(0.18)
Net realized and unrealized gain (loss) on investments	4.18	12.50	23.83	(15.17)	(6.05)

Total from investment operations	3.64	11.94	23.40	(15.51)	(6.23)

Less Distributions to Shareholders from:
Net realized gain on investments	(7.28)	—	—	—	—

Net Asset Value, End of Year	$86.78	$90.42	$78.48	$55.08	$70.59

Total Return	4.00%	15.18%	42.50%	(21.98)%	(8.07)%

Ratio of net expenses to average net assets	1.40%	1.40%	1.43%	1.31%	1.29%
Ratio of total expenses to average net assets	1.45%[3]	1.45%[3]	1.46%[3]	1.32%	1.30%
Ratio of net investment loss to average net assets	(0.60)%	(0.69)%	(0.72)%	(0.56)%	(0.27)%
Portfolio turnover	80%	68%	64%	67%	62%
Net assets at end of year (000’s omitted)	$2,834,314	$3,415,003	$3,279,318	$2,020,821	$2,295,234

	Institutional Class –For the year ended December 31,
MANAGERS SPECIAL EQUITY FUND	2005	2004*
Net Asset Value, Beginning of Period	$90.56	$78.91

Income from Investment Operations:
Net investment loss	(0.33)[3]	(0.21)
Net realized and unrealized gain on investments	4.14	11.86

Total from investment operations	3.81	11 .65

Less Distributions to Shareholders from:
Net realized gain on investments	(7.28)	—
Net Asset Value, End of Period	$87.09	$90.56

Total Return	4.21%	14.75%[1]

Ratio of net expenses to average net assets	1.20%	1.20%[6]
Ratio of total expenses to average net assets	1.25%[2]	1.26%[6,7]
Ratio of net investment loss to average net assets	(0.56)%	(0.49)%[6]
Portfolio turnover	80%	68%[5]
Net assets at end of period (000’s omitted)	$510,541	$274,010

*	Commencement of operations was May 3, 2004.

Managers Investment Group

43

Financial Highlights For a share outstanding throughout each year/period	About Your Investment

	For the year ended December 31,
MANAGERS INTERNATIONAL EQUITY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$47.05	$41.13	$31.22	$37.61	$49.38

Income from Investment Operations:
Net investment income	0.37	0.27	0.34	0.19	0.204
Net realized and unrealized gain (loss) on investments	6.83	5.96	10.04	(6.48)	(11.72)[4]

Total from investment operations	7.20	6.23	10.38	(6.29)	(11.52)

Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.31)	(0.47)	(0.10)	(0.25)
Net Asset Value, End of Year	$53.76	$47.05	$41.13	$31.22	$37.61

Total Return[1]	15.30%	15.17%	33.21%	(16.71)%	(23.35)%

Ratio of net expenses to average net assets[1]	1.45%	1.62%	1.72%	1.54%	1.45%
Ratio of total expenses to average net assets[1]	1.42%[2]	1.70%[2]	1.73%	1.56%	1.46%
Ratio of net investment income to average net assets	0.75%	0.57%	0.70%	0.54%	0.46%[4]
Portfolio turnover	79%	93%	80%	132%	108%
Net assets at end of year (000’s omitted)	$206,393	$234,061	$266,611	$362,561	$560,602

Managers Investment Group

44

Financial Highlights
About Your Investment	For a share outstanding throughout each year/period

	For the year ended December 31,
MANAGERS EMERGING MARKETS EQUITY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.50	$13.26	$8.80	$9.56	$9.63

Income from Investment Operations:
Net investment income (loss)	0.52	0.08	0.01	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	4.84	3.74	4.50	(0.79)	(0.04)

Total from investment operations	5.36	3.82	4.51	(0.76)	(0.05)

Less Distributions to Shareholders from:
Net investment income	(0.55)	(0.06)	(0.05)	—	—
Net realized gain on investments	(1.21)	(0.52)	—	—	(0.02)

Total distributions to shareholders	(1.76)	(0.58)	(0.05)	—	(0.02)

Net Asset Value, End of Year	$20.10	$16.50	$13.26	$8.80	$9.56

Total Return[1]	32.53%	28.85%	51.20%	(7.95)%	(0.57)%

Ratio of net expenses to average net assets[1]	1.50%	1.85%	1.99%	1.97%	1.94%
Ratio of total expenses to average net assets[1]	1.72%[2]	1.87%[2]	1.97%[2]	2.18%	2.36%
Ratio of net investment income (loss) to average net assets	0.59%	0.67%	0.08%	0.32%	(0.09)%
Portfolio turnover	35%	58%	79%	68%	69%
Net assets at end of year (000’s omitted)	$117,229	$63,567	$36,728	$22,211	$15,202

Managers Investment Group

45

Financial Highlights
For a share outstanding throughout each year/period	About Your Investment

	For the year ended December 31,
MANAGERS BOND FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$24.58	$24.58	$23.44	$22.32	$21.75

Income from Investment Operations:
Net investment income	0.88	0.80	1.08	1.24	1.44
Net realized and unrealized gain (loss) on investments	(0.32)	0.30	1.40	1.12	0.60

Total from investment operations	0.56	1.10	2.48	2.36	2.04

Less Distributions to Shareholders from:
Net investment income	(0.88)	(0.93)	(1.11)	(1.24)	(1.45)
Net realized gain on investments	(0.15)	(0.17)	(0.23)	—	(0.02)

Total distributions to shareholders	(1.03)	(1.10)	(1.34)	(1.24)	(1.47)

Net Asset Value, End of Year	$24.11	$24.58	$24.58	$23.44	$22.32

Total Return[1]	2.29%	5.14%	10.77%	10.98%	9.64%

Ratio of net expenses to average net assets[1]	0.99%	0.99%	0.99%	1.00%	1.18%
Ratio of total expenses to average net assets[1]	1.02%[2]	1.06%[2]	1.09%[2]	1.17%	1.18%
Ratio of net investment income to average net assets	3.36%	3.65%	4.50%	5.55%	6.45%
Portfolio turnover	26%	16%	73%	24%	16%
Net assets at end of year (000’s omitted)	$426,448	$259,210	$179,641	$128,341	$66,817

Managers Investment Group

46

Financial Highlights
About Tour Investment	For a share outstanding throughout each year/period

	For the year ended December 31,
MANAGERS GLOBAL BOND FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$22.38	$22.19	$20.58	$17.97	$18.98

Income from Investment Operations:
Net investment income	0.63	0.65	0.80	0.81	0.57[4]
Net realized and unrealized gain (loss) on investments	(1.75)	1.49	3.43	2.57	(1.33)[4]

Total from investment operations	(1.12)	2.14	4.23	3.38	(0.76)

Less Distributions to Shareholders from:
Net investment income	(0.77)	(1.34)	(2.09)	(0.55)	—
Net realized gain on investments	(0.30)	(0.61)	(0.53)	(0.22)	(0.25)

Total distributions to shareholders	(1.07)	(1.95)	(2.62)	(0.77)	(0.25)

Net Asset Value, End of Year	$20.19	$22.38	$22.19	$20.58	$17.97

Total Return[1]	(4.94)%	9.62%	20.69%	18.85%	(4.10)%

Ratio of net expenses to average net assets[1]	1.19%	1.29%	1.68%	1.55%	1.45%
Ratio of total expenses to average net assets[1]	1.26%[2]	1.49%[2]	1.68%	1.56%	1.46%
Ratio of net investment income to average net assets	2.38%	2.73%	3.48%	4.01%	2.87%[4]
Portfolio turnover	64%	130%	152%	220%	244%
Net assets at end of year (000’s omitted)	$43,131	$36,454	$32,307	$19,746	$19,879

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total return and net investment income for the Funds would have been lower had certain expenses not been offset.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global Bond would have been 0.46% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

[5]	Not Annualized.
[6]	Annualized.
[7]	Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

Managers Investment Group

47

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Family of Funds or even to redeem out of a Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Share Classes of Special Equity Fund

In addition to the class of shares offered by this Prospectus, Special Equity Fund also offers Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this Prospectus. Although they represent investments in the same portfolio of securities, each class of shares of Special Equity Fund has different expenses and will likely have different share prices. Special Equity Fund’s Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this Prospectus, but Institutional Class shares do have higher investment minimums.

Call (800) 835-3879 for more information about the Special Equity Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Fair Value Policy

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund will use the fair value of a portfolio investment to calculate their NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Managers Small Company Fund and Managers Special Equity Fund may invest in small cap securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly-traded securities are judged to be stale so that they reflect fair value. For Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund, portfolio securities that trade primarily on foreign markets are priced based upon the market quotation of such

48

securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars. Third-party or “starter” checks will not be accepted for the initial investment in the Funds or any additional investments.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice®:

	Managers Funds		ManagersChoice®
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Accounts	$2,000	$100	$50,000	$500
IRA Accounts	$1,000	$100	$50,000	$500

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; and current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-law, daughter/son-in-law, nieces, nephews and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Funds or MDI may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with the Trust, of which each Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

49

Managers Funds		ManagersChoice®

By Mail

•	For your initial purchase, complete the account application. Mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, Rhode Island 02940-9769	•	For your initial purchase, complete the account application. Mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. P.O. Box 61024 King of Prussia, Pennsylvania 19406-1851

•	To purchase additional shares, send a letter of instruction and a check payable to Managers to the above address. Include your account number and Fund name on your check.	•	To purchase additional shares, send a letter of instruction (or complete your investment stub) and a check payable to Managers to the above address. Include your account number and Fund name on your check.

By Telephone

•	If your account has already been established, call the Transfer Agent at (800) 548-4539.	•	If your account has already been established, call a client service representative at (800) 358-7668.

By Wire

•	Instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA, ABA#031000053; FFC To: 8614972935; Managers: Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service. Please call (800) 548-4539 if you have questions.	•	Instruct your bank to wire the money to PNC Bank; ABA #031000053; DDA 86-1559-73136; Managers FBO Shareholder Name, account number and Portfolio name. Please be aware that your bank may charge you a fee for this service. Please call (800) 358-7668 if you have questions.

By Internet

•	If your account has already been established, see our website at http://www.managersinvest.com..	•	Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

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HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization before 4:00 p.m.

Managers Funds	ManagersChoice®
By Mail

• Write a letter of instruction containing:	•	Write a letter of instruction containing:

- the name of the Fund(s)		- the name of the Portfolio(s)

- dollar amount or number of shares to be sold		- dollar amount or number of shares to be sold

- your name		- your name

- your account number		- your account number

- signatures of all owners on account		- signatures of all owners on account

Mail letter to: Managers c/o PFPC, Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769		Mail letter to: Managers c/o PFPC, Inc. P.O. Box 61024 King of Prussia, Pennsylvania 19406- 1851

By Telephone

• If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.	•	If you elected telephone redemption privileges on your account application, call a client service representative at (800)358-7668.

By Internet

• See our website at http://www.managersinvest.com.	•	Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For The Managers Funds: Redemptions of $50,000 and over require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000.

For ManagersChoice®: All redemptions greater than $100,000 per Portfolio or $50,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor

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Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

REDEMPTION FEES

Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (each, an “International Fund”) will deduct a redemption fee (the “Redemption Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund	Redemption Fee
Managers International Equity Fund	2.00%
Managers Emerging Markets Equity Fund	2.00%
Managers Global Bond Fund	1.00%

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of shares of an International Fund are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of an International Fund purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice® Program. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, (2) redemptions under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), and (3) redemptions of shares purchased through the ManagersChoice® Program. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another fund in the Managers Family of Funds. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 548-4539 for more information and an IRA kit.

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The Funds have an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds managed by the Investment Manager. The value of shares you are exchanging must meet the minimum purchase requirement of the fund you are exchanging them for. There is no fee associated with the Exchange Privilege. There may, however, be tax consequences resulting from these exchanges. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms and conditions as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice® Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice® account directly from a designated bank account.

ManagersChoice® Statement Fee An annual fee of $35 will be deducted from any ManagersChoice® account that is less than $250,000. Such fee may be waived or modified at the sole discretion of Managers.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more from any ManagersChoice account into a designated bank account.

To reduce the volume of mail you receive and minimize the cost to the Funds, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 548-4539, or write to us at the address listed above, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Trust is a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares of a Fund with different preferences, privileges, and expenses.

Each Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the account balance;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC;

•	change the minimum investment amounts;

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•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described above, the Funds have adopted fair value procedures to minimize these risks. Managers Small Company Fund and Managers Special Equity Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors who seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and its shareholders. Sales or exchanges of shares of Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund may be subject to a redemption fee, as discussed under “Redemption Fees” above. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness or ability of such intermediaries to monitor for these activities.

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ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account whether taken in cash or as additional shares.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each Fund other than the Managers Bond Fund are normally declared and paid annually. Income dividends, if any, for the Managers Bond Fund, are normally declared and paid monthly. Capital gain distributions, if any, are normally declared and paid annually in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less will be taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

A Fund’s investment in certain debt instruments and a Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments would be decreased. If and when a Fund is eligible to elect to “pass through” to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, a Fund’s investment in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Federal law requires each Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	Fail to provide a social security number or taxpayer identification number;

•	Fail to certify that their social security number or taxpayer identification number is correct; or

•	Fail to certify that they are exempt from withholding.

In addition, each Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

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APPENDIX A

Description of Indices

S&P 500 Index

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. As of December 31, 2005, the range of market capitalizations for the S&P 500 Index was $778 million to $370.3 billion.

Russell 2000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2005, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $594 million. The largest company in the index had an approximate market capitalization of $4.39 billion. As of December 31, 2005, the range of market capitalizations for the Russell 2000 Index was $2.6 million to $4.4 billion.

MSCI EAFE® Index

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI Emerging Markets Index®

The MSCI Emerging Markets Index® is a free float-adjusted market capitalization index that is designed to measure equity market performance n the global emerging markets. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Africa, Taiwan, Thailand, Turkey and Venezuela.

Lehman Brothers Government/Credit Index

The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Global Aggregate Bond Index

The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

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For More Information

Additional information about each Fund and its investments is available in the Funds’ SAI and Annual and Semi-Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-548-4539

By Mail:	Managers Investment Group, LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854

On the Internet:	Electronic copies are available on our website at http://www.managersinvest.com

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. Information about the Funds including each Fund’s current SAI and Annual and Semi-Annual Reports is on file with the SEC. The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-551-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-3752

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THE MANAGERS FUNDS

MANAGERS VALUE FUND

MANAGERS CAPITAL APPRECIATION FUND

MANAGERS SMALL COMPANY FUND

MANAGERS SPECIAL EQUITY FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS EMERGING MARKETS EQUITY FUND

MANAGERS BOND FUND

MANAGERS GLOBAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

You can obtain a free copy of the Prospectus of any of these Funds by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.managersinvest.com. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended December 31, 2005 included in the Funds’ Annual Report for the fiscal year ended December 31, 2005 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information). The Annual Report is available without charge by calling the Funds at (800) 548-4539 or by visiting Funds’ website at www.managersinvest.com.

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GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of The Managers Funds (the “Trust”), a Massachusetts business trust, and is part of the Managers Family of Funds. The Trust was organized on November 23, 1987.

The Managers Special Equity Fund and Managers International Equity Fund have each established three classes of shares: Managers Class, Institutional Class and R Shares. R Shares of Managers Special Equity Fund are not currently being offered, and there are no R Shares currently outstanding. The Managers International Equity Fund currently offers only Managers Class shares, and there are no R Shares or Institutional Class shares currently outstanding.

This SAI describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. See “Management of the Funds.” It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Fund family. See “Management of the Funds.”

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in the Prospectus. Each Fund other than the Managers Global Bond Fund is a diversified, open-end management investment company.

Additional Investment Policies

Managers Small Company Fund (the “Small Company Fund”) invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers Special Equity Fund (the “Special Equity Fund”) and Managers International Equity Fund (the “International Equity Fund”) each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days’ prior written notice.

Managers Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”) invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days’ prior written notice.

Managers Bond Fund (the “Bond Fund”) and Managers Global Bond Fund (the “Global Bond Fund”) each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. Each Fund may not change the policy without providing shareholders at least 60 days’ prior written notice.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Funds. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.” Also see “Quality and Diversification Requirements of the Funds.”

(1) Asset-Backed Securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2) Cash Equivalents. Cash equivalents include certificates of deposit, bankers acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(3) Common Stocks. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased.

(4) Emerging Market Securities. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(5) Eurodollar Bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units (“ECUs”). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member’s currencies.

(6) Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund’s income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

Forward Foreign Currency Exchange Contracts. The Funds may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

The use of currency contracts entails certain risks. Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

(7) Foreign Securities. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored American Depositary Receipts (“ADRs”), these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds.

(8) Futures Contracts and Options on Futures Contracts. The Funds may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”), including indexes of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Funds may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Funds will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Fund’s Subadvisor(s), in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

The Funds will only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of options on futures, for which an established OTC market exists.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s Custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

(9) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(10) Inverse Floating Obligations. The Bond Fund and the Global Bond Fund may invest up to 25% of each Fund’s total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(11) Investment Company Securities. Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. A Fund may invest in investment companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of certain investment companies, such as closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets.

The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) may impose certain limitations on a Fund’s investments in other investment companies. In particular, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the Securities and Exchange Commission (“SEC”) that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. The SEC has issued such an exemptive order to iShares® Trust and iShares, Inc. (“iShares®”), which are open-end management investment companies registered under the 1940 Act. The order permits other investment companies, such as the Funds, to invest in the various series of iShares® in excess of the Limitation, subject to certain terms and conditions, including that the investment companies enter into an agreement with iShares®. iShares® are “index funds” that operate as ETFs and seek to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular market index (e.g., S&P 500 Index, Russell 2000® Index); shares of iShares® are traded on national securities exchanges, such as the New York Stock Exchange and American Stock Exchange. In accordance with the exemptive order, the Funds may enter into such an agreement with iShares® in order to permit the Funds to invest in iShares® in excess of the Limitation. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor iShares® make any representations regarding the advisability of investing in the Funds. To the extent other investment companies obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other investment companies in excess of the Limitation.

(12) Mortgage-Related Securities. Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of

CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities such as prepayment risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages.

(13) Municipal Bonds. Each Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(14) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

(15) Options. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts.

A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Put and call options may be purchased and sold on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indexes, futures contracts and foreign currencies.

A call option may be purchased by a Fund, for example, as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

A put option may be purchased by the Fund, for example, as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a Fund, for example, to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. A Fund will segregate assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. Currency options may be used, for example, to cross-hedge or to increase total return when a Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Put and call options on foreign currencies may be bought or sold either on exchanges or in the over-the-counter market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. Over-the-counter options are two party contracts with negotiated strike prices and expiration dates.

(16) Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

(17) Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon between the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will establish and maintain a segregated account with the Custodian consisting of liquid assets in an amount that is at least equal to the amount of its obligation under the reverse repurchase agreement.

(18) Rights and Warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(19) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. A Fund will bear the risk of any loss on any such investments.

(20) Segregated Accounts or Cover. Each Fund will comply with guidelines of the SEC or its staff regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, each Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by each Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of each Fund’s assets to cover in accounts could impede portfolio management or each Fund’s ability to meet redemption requests or other current obligations.

(21) Short Sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in “short sales against the box” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

(22) U.S. Treasury Securities. The Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Additional U.S. Government Securities. The Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(23) Variable Rate Securities. The Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(24) When-Issued Securities. Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the Custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds

Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor’s Ratings Group (“S&P”) or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s Investors Services, Inc. (“Moody’s”) (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Subadvisor(s).

Lower-Rated Debt Securities

The Global Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody’s (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as “junk bonds.” Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” in Appendix A for further discussion regarding securities ratings.

For the fiscal year ended December 31, 2005, for the Fund that invested in junk bonds, the Bond Fund, the ratings of the debt obligations held by the Fund, expressed as a percentage of each Fund’s total investments, were as follows:

Ratings	Bond Fund
Government and AAA	6.21%
AA	3.72%
A	8.22%
BBB	15.98%
BB	3.73%
B	0.92%
Not Rated	5.33%

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Value Fund, Capital Appreciation Fund, Special Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Bond Fund and Global Bond Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

(8) Purchase from or sell portfolio securities to its officers, trustees or other “interested persons” (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

If any percentage limitation described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International. Such concentration in restriction (7) may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of restriction (7).

The Small Company Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Deployment of Cash Reserves

Each Fund is authorized to invest its cash reserves (funds awaiting allocation to or investment by Subadvisors or to be used for Fund transactions) in money market instruments and debt securities that are at least comparable in quality to the Fund’s permitted investments. In lieu of separate, direct investments in money market instruments, each Fund’s cash reserves may be invested in other investment companies. The Investment Manager may exercise investment discretion or select a Subadvisor to exercise investment discretion over a Fund’s cash reserves.

Additional Exposure

At the Investment Manager’s discretion, portions of the cash reserves segment of each Fund may be used to create equity or fixed income exposure until such cash balances are allocated to and/or invested by the Subadvisors or used for Fund transactions. The desired market exposure could be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits, or by investing in exchange-traded funds (ETFs) or other securities.

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a Fund.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on the Funds’ website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of the Funds’ shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Funds: the Subadvisors, independent registered public accounting firm (PriceWaterhouseCoopers LLP); the Custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Fund (Ropes & Gray LLP) or counsel to the Trust’s independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of the Funds’ operations. Disclosures of portfolio holdings information may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds may provide non-public portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	35	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999, Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	35	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present)	35	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 1993	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	35	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Trustee, Guardian Mutual Funds (28 portfolios)

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	35	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 1987	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, URSA Capital (subsidiaries: Lyra/Starview Capital LLC), (2004-Present); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics)	35	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The Trustees in the following table are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002 President since 1999	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993)	35	None

William J. Nutt DOB: 3/30/45	Trustee since 2005	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)	35	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUSTS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS

Bruce M. Aronow DOB: 5/31/65	Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Donald S. Rumery DOB: 5/29/58	Treasurer since 1995	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary; Managers Trust I and Managers Trust II (2000-2004) and Secretary; The Managers Funds (1997-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2005	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2005
Independent Trustees:
Jack W. Aber William E. Chapman II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 Over $100,000
Interested Trustees:
Peter M. Lebovitz William J. Nutt	Over $100,000 None	Over $100,000 None

*	The Family of Investment Companies consists of The Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders.

Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds complex for the fiscal year ended December 31, 2005, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Funds and the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$40,783	$73,500
William E. Chapman, II(c)	$44,944	$81,000
Edward K. Kaier(d)	$41,338	$74,500
Steven J. Paggioli	$40,783	$73,500
Eric Rakowski	$40,783	$73,500
Thomas R. Schneeweis	$40,783	$73,500
Richard Holmes	—	$48,000
Interested Trustees:
Peter M. Lebovitz	None	None
William J. Nutt(e)	None	None

(a)	Compensation is calculated for the 12 months ended December 31, 2005. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2005 for services as Trustees of The Managers Funds, Managers AMG Funds, Managers Trust I and/or Managers Trust II.
(c)	Mr. Chapman receives an additional $10,000 annually for being the Independent Chairman.
(d)	Mr. Kaier receives an additional $2,000 annually for being the Audit Committee Chairman.
(e)	Mr. Nutt was appointed as an Interested Trustee in May 2005.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

The Trust did not know of any person who, as of April 7, 2006, “controlled” (within the meaning of the 1940 Act) any of the Funds.

Principal Holders of Securities

As of April 7, 2006, the following persons or entities owned of record more than 5% of the outstanding shares of each class of the Funds:

Managers Value Fund
PFPC Wrap Service	46.02%
King of Prussia, Pennsylvania 19406-1212

Fidelity Investments Institutional	23.45%
Covington, Kentucky 41015-19999

Charles Schwab & Co. Inc.	6.40%
San Francisco, California 94104-4122

Managers Capital Appreciation Fund
PFPC Wrap Services	47.27%
King of Prussia, Pennsylvania 19406-1212

Charles Schwab & Co. Inc.	15.55%
San Francisco, California 94104-4122

National Financial Services Corp.	6.45%
New York, New York 10008-3751

Managers Small Company Fund
PFPC Wrap Services	80.52%
King of Prussia, Pennsylvania 19406-1212

National Financial Services Corp.	8.75%
New York, New York 10281-1003

Managers Special Equity Fund – Managers Class
Charles Schwab & Co. Inc.	23.81%
San Francisco, California 94104-4122

Fidelity Investments Institutional Operations.	11.97%
Covington, KY 41015-1999

National Financial Services Corp.	10.41%
New York, New York 10281-1003

Vanguard Fiduciary Trust Co	6.38%
Valley Forge, PA 19482-2600

Mitra & Co.	5.36%
Milwaukee, WI 53224-3625

Merrill Lynch Pierce Fenner & Smith	4.92%
Jacksonville, FL 32246-6484

Managers Special Equity Fund – Institutional Class
Charles Schwab & Co. Inc.	12.43%
San Francisco, California 94104-4122

Ameriprise Trust Company.	11.40%
Minneapolis, MN 55440-0534

Local #1 IBEW Pension Benefit Trust	11.24%
Saint Louis, MO 63139-0088

Sheldon & Co	8.11%
c/o National City
Cleveland, OH 44101-4984

Sheldon & Co	8.08%
c/o National City
Cleveland, OH 44101-4984

Fidelity Investments Institutional Operations	5.83%
Milwaukee, WI 53224-3625

National Financial Services Corp	4.80%
New York, NY 10008-3751

Managers International Equity Fund – Managers Class
Charles Schwab & Co. Inc.	31.79%
San Francisco, California 94104-4122

PFPC Wrap Service	16.55%
King of Prussia, Pennsylvania 19406-1212

National Financial Services Corp.	9.89%
New York, New York 10008-3751

Merrill Lynch Pierce Fenner & Smith Inc.	6.18%
Jacksonville, Florida 32246-6484

Managers Emerging Markets Equity Fund
National Financial Services Corp.	32.03%
New York, New York 10008-3751

Charles Schwab & Co. Inc.	23.88%
San Francisco, California 94104-4122.

PFPC Wrap Services	6.70%
King of Prussia, Pennsylvania 19406-1212

Managers Bond Fund
Charles Schwab & Co. Inc.	19.27%
San Francisco, California 94104-4122

National Financial Services Corp.	9.73%
New York, New York 10008-3751

PFPC Wrap Services	8.20%
King of Prussia, Pennsylvania 19406-1212

Fidelity Investments Institutional	6.37%
Covington, Kentucky 41015-1999

Managers Global Bond Fund
PFPC Wrap Services	82.70%
King of Prussia, Pennsylvania 19406-1212

National Financial Services Corp.	5.60%
New York, New York 10008-3751

Charles Schwab & Co. Inc.	5.21%
San Francisco, California 94104-4122

The Trust did not know of any person who, as of April 7, 2006, beneficially owned 5% or more of the outstanding shares of each class of the Funds.

Management Ownership

As of April 7, 2006 all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to the Funds pursuant to a Fund Management Agreement (the “Management Agreement”). The Investment Manager is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), and AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor of the Funds.

The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager enters into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” In addition, the Investment Manager may exercise investment discretion over the cash reserves segment of each Fund. The SEC has given the Trust an exemptive order permitting the Funds to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Investment Manager recommends Subadvisors for the Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For each Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under a Management Agreement (the “Management Agreement”) dated April 1, 1999. The Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors (the “Subadvisory Agreements”).

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•	providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Funds pay all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Funds’ Custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new unaffiliated Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

Compensation of Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay each Subadvisor a fee (net of any mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund’s average net assets. The remainder of the management fee is paid to the Subadvisors.

NAME OF FUND	TOTAL MANAGEMENT FEE	MANAGER’S PORTION OF THE TOTAL MANAGEMENT FEE
Value Fund	0.75%	0.40%
Capital Appreciation Fund	0.80%	0.40%
Small Company Fund	0.90%	0.40%
Special Equity Fund	0.90%	0.40%
International Equity Fund	0.90%	0.40%
Emerging Markets Equity Fund	1.15%	0.40%
Bond Fund	0.625%	0.375%
Global Bond Fund	0.70%	0.35% up to $20 million 0.45% over $20 million

During the fiscal years ended December 31, 2003, 2004, and 2005, the Investment Manager was paid the following amounts by the Funds for investment management fees under the Management Agreement.

Fund	2003	2004	2005
Value Fund	$546,934	$817,992	$912,310
Capital Appreciation Fund	848,776	815,678	803,038
Small Company Fund	133,481	193,548	277,859
Special Equity Fund	22,084,470	29,806,671	31,662,152
International Equity Fund	2,599,973	2,167,049	1,938,776
Emerging Markets Equity Fund	302,985	528,521	943,175
Bond Fund	978,910	1,348,661	2,118,516
Global Bond Fund	178,411	228,343	272,510

During the three fiscal years ended December 31, 2003, 2004, and 2005, the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.

Fund	2003	2004	2005
Value Fund
Armstrong Shaw & Associates, Inc.	$128,731	$187,600	$211,502
Osprey Partners Investment Management, LLC	126,505	194,132	214,243
Capital Appreciation Fund
Essex Investment Management. Co., LLC	205,777	198,835	192,401
Holt Smith & Yates(a)	95,027	—	—
Bramwell Capital Management, Inc.(a)	123,585	209,004	209,118

Small Company Fund
Kalmar Investment Advisers	74,156	107,526	154,366
Epoch Investment Partners, Inc.(b)

Special Equity Fund
Donald Smith & Co., Inc.	2,124,390	3,738,198	3,539,778
Pilgrim, Baxter & Associates, Ltd.(a)	2,458,895	—	—
Westport Asset Management, Inc.	2,620,361	3,340,070	3,565,650
Kern Capital Management LLC	2,411,667	3,159,586	3,502.466
Skyline Asset Management, L.P.	2,383,211	3,344,244	3,677,790
Essex Investment Management
Company, LLC(a)	71,417	2,621,401	137,948
Veredus Asset Management Company, LLC	—	—	3,098,601

International Equity Fund
Deutsche Investment Management Americas, Inc.(a)	341,881	—	—
Lazard Asset Management , Inc.	113,704	360,880	326,153
Mastholm Asset Management, L.L.C.(a)	425,238	239,541	—
Bernstein Investment Research and Management	501,521	442,629	371,115
Wellington Management Company, LLP	—	94,762	228,490

Emerging Markets Equity Fund
Rexiter Capital Management Limited	196,459	344,688	615,114

Bond Fund
Loomis, Sayles & Co., L.P.	391,564	539,465	847,406

Global Bond Fund
Loomis, Sayles & Co., L.P.	83,712	101,551	117,224

(a)	The Subadvisor no longer provides services to the Fund. The amounts listed reflect fees earned and paid to the Subadvisor prior to termination of the Subadvisory Agreement.
(b)	The Subadvisor began providing services to the Fund on March 8, 2006.

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this SAI on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each Fund’s Prospectus. Voluntary fee waivers by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fees waived/expenses reimbursed by the Investment Manager for the fiscal years ended December 31, 2003, 2004 and 2005 are as follows:

Fund	2003	2004	2005
Managers Value Fund	$—	$150,183	$—
Managers Capital Appreciation Fund	—	113,864	—
Managers Small Company Fund	2,315	—	—
Managers Special Equity Fund	—	530,350	28,665
Managers International Equity Fund	—	141,842	—
Managers Emerging Markets Equity Fund	—	1,588	—
Managers Bond Fund	162,127	162,851	98,243
Managers Global Bond Fund	—	68,099	25,956

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administrative Services; Distribution Agreements” below.

Portfolio Managers of the Funds

Value Fund

Armstrong Shaw Associates Inc. (“Armstrong”)

Other Accounts Managed by the Portfolio Manager

Armstrong has served as a Subadvisor to the Value Fund since March 2000. Armstrong is 100% employee owned (except for a small position owned by the firm’s founder and past Chairman after he retired in 1996). The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Armstrong is Jeffrey M. Shaw. Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2005.

Portfolio Manager: Jeffrey M. Shaw

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$862	0	$0
Other Pooled Investment Vehicles	4	$384	0	$0
Other Accounts	194	$6,863	1	$5.2

Potential Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the portfolio manager’s management of the investments in the Fund, on the one hand, and the management of other accounts, on the other. Because of the portfolio manager’s positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of the Fund. Armstrong has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Armstrong has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

The portfolio manager may advise certain accounts with respect to which the advisory fee is based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that they believe might be the most profitable to accounts with incentive fees. Armstrong believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time.

Portfolio Manager Compensation

Compensation at Armstrong is comprised primarily of two components: fixed base salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e., profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Manager did not own shares of the Value Fund.

Osprey Partners Investment Management, LLC (“Osprey”)

Other Accounts Managed by the Portfolio Managers

Osprey has served as a Subadvisor to the Value Fund since September 2001. The firm is organized as a limited liability company and is 100% employee-owned. Joseph Araiz and Matthew Bennett each own a greater than 25% interest in the firm. J.W. Liang and Russell S. Tompkins are the portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Osprey. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: John W. Liang

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$626.7	0	$0

Portfolio Manager: Russell S. Tompkins

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$145.7	0	$0

Potential Conflicts of Interest

Osprey has processes in place which it believes would minimize the potential for material conflicts of interest to arise. The processes are described as follows:

Osprey’s Investment Committee determines the portfolio’s shape and composition. Industry and stock concentrations, including which, how many and in what percentage, both absolute and relative to the Russell 1000 Value Index, are made by the Committee, culminating in a model portfolio. Osprey’s portfolio manager/analysts must conform to the Committee’s decisions. The primary portfolio managers review the account daily.

Osprey’s direct trading authority is delegated by the Investment Committee to portfolio managers, who may only place trades through the Osprey Trade Desk that are consistent with the “model” holdings. The Trade Desk has discretion on handling trades (blocking/bulking), subject to the oversight of the Chief Investment Officer and/or Chief Operating Officer. As Osprey only utilizes a “value” style, there is no conflict with any other types of orders. Osprey utilizes a random rotation process in an attempt to not disadvantage any one client over another.

Osprey has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Osprey’s internal controls in order to prevent such conflicts of interest from arising.

Portfolio Manager Compensation

The co-portfolio managers J. W. Liang and Russell S. Tompkins are two of the original five founding partners of Osprey, a limited liability company. Their compensation consists of a fixed base salary (a relatively fixed component) and annual partnership distributions which are dependent on the profitability of Osprey. Osprey’s revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund. All eligible employees participate in a company sponsored and paid retirement plan and also receive health benefits.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, Mr. Tompkins owned shares of the Value Fund, valued between $10,001 and $50,000.

Capital Appreciation Fund

Essex Investment Management Company, LLC (“Essex”)

Other Accounts Managed by the Portfolio Managers

Essex has served as a Subadvisor to the Capital Appreciation Fund since March 1997. AMG owns a majority interest in Essex. David Goss manages the Managers Capital Appreciation Fund. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: David Goss

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$87.7	0	$0
Other Pooled Investment Vehicles	1	$4.4	0	$0
Other Accounts	73	$1,632	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest. These policies and procedures are contained in Essex’s Compliance Manual. The Compliance Manual includes a set of policies and procedures that are designed to assure that Essex complies with the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and generally requires both Essex and its employees to deal with all clients in a fair and equitable manner. On occasion, Essex, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Essex maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive fixed base salaries and receive a percentage of the firm’s profits through a profit-sharing/pension plan. Second, Essex’s professionals receive a year-end bonus based on their personal performance and Essex’s composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on absolute, relative, and risk-adjusted performance of their respective portfolios, including the performance of the Fund. The Fund’s benchmark is the S&P 500 Index. In addition, the portfolio managers’ evaluation takes into account pre-tax performance, including the performance of the Fund, over 1-, 2- and 3- year periods. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Managers did not own shares of the Capital Appreciation Fund.

Small Company Fund

Kalmar Investment Advisers (“Kalmar”)

Other Accounts Managed by the Portfolio Managers

Kalmar has served as a Subadvisor to the Small Company Fund since May 2000. Kalmar is 100% employee owned and Ford B. Draper has a greater than 25% ownership interest in the firm. Mr. Draper, Dana Walker and Gregory Hartley are the co-portfolio managers of the Fund. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Managers: Ford B. Draper, Dana Walker and Gregory Hartley

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$457	1	$632
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	294	$1,504	0	$0

Potential Conflicts of Interest

Kalmar has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time. Accordingly, on a best efforts basis, investment opportunities are shared among all accounts of the same market cap size class as even handedly as possible over time. Kalmar has two market size classes of accounts under management, Small Cap and Smid Cap. Kalmar’s investment strategy is applied uniformly and individual securities are owned approximately uniformly by all accounts within a size class, except for those with particular investment restrictions or guidelines. In those cases, the same strategy is applied except for elimination of securities restricted under client mandates.

Portfolio Manager Compensation

Kalmar seeks to maintain a compensation program that is competitive and incentivized so as to be able to attract and retain outstanding, high-caliber investment professionals and to closely link their compensation to their particular contribution to client returns and to the attainment of the performance goals of Kalmar’s investment philosophy. Portfolio managers receive a fixed base salary, an incentive bonus opportunity, a benefits package, and an opportunity (if invited by the Board) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market place, as well as to adjust the factors used to determine bonuses.

Fixed Base Salary: In setting portfolio manager fixed base salary, Kalmar’s intention is to be competitive in light of the particular person’s experience, tenure, contribution, and responsibilities.

Annual Bonus: Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative component, which generally comprises 60-70% of the bonus, is based on the specific contribution of the individual’s research ideas to the success of managed portfolios, including the Fund, in absolute and index-relative terms for short term (1 year) and long term (2-5 year) periods. The comparative indexes employed are the Russell 2000 and Russell 2500 as well as their Growth versions.

The non-quantitative component is based on an evaluation of the individual’s contribution to Kalmar’s team-oriented research and portfolio management process and of their other contributions to client satisfaction, client communication, and the overall success of Kalmar. For purposes of illustration, examples of factors weighed in this evaluation are: (i) maintenance of insightful knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (iv) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team.

Benefits Package: Kalmar’s benefits package which all employees, including portfolio managers, participate in incorporates health insurance, travel accident insurance, a 401K plan with a firm match, and a profit sharing plan based on the overall success of Kalmar.

Equity Ownership: The opportunity for equity ownership in Kalmar is open to all key, highest contributing employees of the firm from whatever professional discipline, solely at the discretion and invitation of Kalmar’s Board. Such ownership is purchased from Kalmar, rather than awarded as a bonus. The three senior portfolio managers most responsible for the Fund’s management are all “partners” in Kalmar in varying percentage amounts. This equity ownership, coupled with the other incentivizing ingredients in Kalmar’s compensation package, is intended to link their compensation directly and indirectly but effectively to client success and performance outcomes.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Managers did not own shares of Small Company Fund.

Epoch Investment Partners, Inc. (“Epoch”)

Other Accounts Managed by the Portfolio Managers

Epoch has served as a Subadvisor to the Small Company Fund since March 2006. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Joseph W. Donaldson and Michael A. Welhoelter. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: William W. Priest

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$402.6	0	$0
Other Pooled Investment Vehicles	18	$1,175	0	$0
Other Accounts	124	$656.4	4	$24.3

Portfolio Manager: David N. Pearl
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$287.5	0	$0
Other Pooled Investment Vehicles	18	$1,175	0	$0
Other Accounts	124	$656.4	4	$24.3

Portfolio Manager: Joseph W. Donaldson
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$209.4	0	$0
Other Pooled Investment Vehicles	4	$173.9	0	$0
Other Accounts	3	$18.4	0	$0

Portfolio Manager: Michael A. Welhoelter
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$402.6	0	$0
Other Pooled Investment Vehicles	18	$1,175	0	$0
Other Accounts	124	$656.4	4	$24.3

Potential Conflicts of Interest

Conflicts of interest may be presented by a portfolio manager’s management of the Fund and management of other accounts, such as potential conflicts related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Potential conflicts of interests could be presented, in particular, if the Fund and other accounts have different advisory fees, objectives and benchmarks. Epoch has policies and procedures in place that are reasonably designed to prevent conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures include a policy that investment opportunities be allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of the portfolio managers’ other accounts have different investment objectives, strategies and policies than that of the Fund. For example, some of the other accounts invest all, or a substantial portion, of their assets in non-U.S. securities or in large- and mid-capitalization securities. Other accounts are managed using a “balanced” investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities. On occasion, Epoch, its principals or employees may purchase or sell for their own accounts securities also purchased for clients or recommended to clients. Epoch maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter are shareholders of Epoch Holding Company, the parent company of Epoch. For their services, they each receive a fixed annual salary plus a discretionary bonus determined by Epoch’s management committee. They do not receive pre- or after-tax performance compensation that is based upon the Fund, any other mutual fund, commingled account, or private account, or the value of assets held in such funds or accounts. Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter do not receive any special or additional compensation from Epoch for their services as Portfolio Managers to the Fund.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own shares of the Small Company Fund.

Special Equity Fund

Donald Smith & Co., Inc. (“Donald Smith”)

Other Accounts Managed by the Portfolio Manager

Donald Smith has served as a Subadvisor to the Special Equity Fund since September 2000. Donald Smith is 100% employee owned, with Donald G. Smith owning more than 25% of the firm. Mr. Smith and Richard L. Greenberg are the Portfolio Managers for the portion of the assets of Managers Special Equity Fund managed by Donald Smith. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Managers: Donald G. Smith and Richard L. Greenberg

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,046	0	$0
Other Pooled Investment Vehicles	1	$188	0	$0
Other Accounts	27	$1,926	2	$366

Potential Conflicts of Interest

Donald Smith is an independent investment advisor with no parent or subsidiary organizations and has no affiliated organizations, brokerage, or investment banking activities. Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith has put in place systems, policies, and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed in accordance with allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

Portfolio Manager Compensation

The compensation for portfolio managers/analysts consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index, and performance is measured over a one-year period on a pre-tax basis. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own shares of the Special Equity Fund.

Kern Capital Management LLC (“Kern”)

Other Accounts Managed by the Portfolio Manager

Kern has served as a Subadvisor to the Special Equity Fund since September 1997. The capital structure of Kern consists of Class A Voting shares and Class B Non-Voting shares. Robert E. Kern, Jr., Chief Executive Officer, and David G. Kern, President, in combination own 100% of the Class A Voting shares and 46% of the Class B shares and control the firm. Robert Kern and David Kern are the portfolio managers for the portion of the assets of Managers Special Equity Fund managed by Kern. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Managers: Robert E. Kern, Jr. and David G. Kern

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,396	0	$0
Other Pooled Investment Vehicles	2	$67.0	2	$67.0
Other Accounts	6	$54.6	1	$9.4

Potential Conflicts of Interest

Conflicts of interest may arise from managing multiple client accounts, including conflicts relating to the allocation of investment opportunities to client accounts. Kern also manages pooled investment vehicles and a separate account that charge performance based fees and conflicts of interest may arise in allocating investment opportunities to these accounts, which charge higher fees than the portion of the Managers Special Equity Fund managed by Kern. Kern’s Senior Investment Managers maintain personal investments in certain accounts including pooled investment vehicles (through ownership of the General Partners to these vehicles), as well as other accounts, including the portion of the Fund managed by Kern. Conflicts of interest may arise in allocating investment opportunities to accounts in which the Senior Investment Managers have a personal interest.

Kern seeks to treat all clients (including the Fund, pooled investment vehicles, and separate accounts) fairly and equitably and without preference to accounts with higher fee structures or personal interest. Kern has designed policies and procedures to ensure that no client is disadvantaged over another client where an investment opportunity is deemed suitable for more than one client.

While all Kern’s clients are managed with the same investment team and fundamental investment research approach, not all clients use the same investment strategies or investment universe as the Fund to achieve their goals. Additionally, clients of Kern may have different restrictions on permitted investment activities whether by statute, contract or client instruction. Specifically, certain separate account and pooled investment vehicles may allow for concentrated investment in fewer securities than those held in the portion of the Fund managed by Kern. Certain pooled investment vehicles pursue strategies not available to the Fund such as short-term trading, short-selling and leveraging.

As a consequence of employing different strategies and taking into account investment restrictions and the timing of investment, Kern client accounts, including the portion of the Fund managed by Kern, may own different securities and have different security concentrations which may result in material differences in performance among accounts.

Portfolio Manager Compensation

Kern maintains a compensation program for its Senior Investment Managers consisting of: fixed base salary; quarterly bonus; participation in ownership of Kern; and participation in performance based incentive allocations from certain pooled investment accounts. All Senior Investment Managers participate in Kern’s employee benefits program.

Compensation for the Senior Investment Managers is based on evaluating each manager’s contribution to Kern’s success over the time period measured. Such evaluation is not formula or client based, and considers a number of criteria, including the Senior Investment Manager’s performance across all client accounts and contributions to growing Kern’s business.

Each of the Senior Investment Managers, through ownership of affiliated entities, participates as General Partner in pooled investment vehicles managed by Kern. These accounts allocate a portion of their annual investment profits (if any) to the General Partner.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, David Kern owned shares of the Special Equity Fund valued between $10,001 and $50,000.

Veredus Asset Management Company, LLC (“Veredus”)

Other Accounts Managed by the Portfolio Managers

Veredus has served as a Subadvisor to the Special Equity Fund since January 2005. Veredus is a limited liability company organized in Kentucky. B. Anthony Weber’s current ownership interest in Veredus is greater than 25%. ABN Amro Asset Management Holdings, Inc., an indirect wholly owned subsidiary of ABN Amro Bank NV, currently owns a 50% interest in Veredus. Mr. Weber, Charles McCurdy and Charles Mercer jointly serve as portfolio managers of the portion of the Managers Special Equity Fund managed by Veredus. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Managers: B. Anthony Weber, Charles McCurdy and Charles Mercer

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$1,456	0	$0
Other Pooled Investment Vehicles	1	$58.7	1	$58.7
Other Accounts	30	$1,000	1	$5.0

Potential Conflicts of Interest

Veredus has identified some conflicts of interest within the various accounts. The most significant conflict would be Veredus Partners, a hedge fund, open to qualified investors. Veredus Partners will hold some of the same securities held by the portion of the Fund managed by Veredus, and purchases less liquid securities than the Fund, engages in short selling, and uses of margin for larger positions in certain issuers. Veredus Partners charges a performance fee of 20% of a partner’s income in excess of a hurdle rate and any loss carry forward. Certain members of Veredus also hold investments in Veredus Partners. Veredus believes that is has designed and implemented policies and procedures to manage any perceived conflicts.

Portfolio Manager Compensation

The portfolio managers are all members of Veredus, and as such, each is compensated as follows: (i) each portfolio manager receives a guaranteed payment (fixed base salary) that is fixed for each year, (ii) each portfolio manager, as a member of the LLC, receives shares in the overall profits of the company, and (iii) each portfolio manager is eligible to receive a contribution, the computation of which is based on a set percentage of income earned during the year, made by Veredus to a retirement plan of the LLC. The compensation is not based on the performance of an individual account but on the overall performance and profitability of Veredus.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own shares of the Special Equity Fund.

Skyline Asset Management, L.P. (“Skyline”)

Other Accounts Managed by the Portfolio Managers

Skyline has served as a Subadvisor to the Special Equity Fund since December 2000. Skyline is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/Midwest Holdings, Inc. William Fiedler, Michael Maloney and Mark Odegard are co-portfolio managers of the portion of the Fund managed by Skyline. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Managers:

William Fiedler, Michael Maloney and Mark Odegard

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$518.9	0	$0
Other Pooled Investment Vehicles	1	$9.8	0	$0
Other Accounts	12	$354.0	0	$0

Potential Conflicts of Interest

Mr. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of accounts other than the Fund. Those accounts include another investment company for which Skyline serves as investment sub-adviser, another pooled investment vehicle, separately managed accounts and the portfolio managers’ personal accounts. The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest for Skyline. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. Skyline utilizes certain guidelines and procedures, discussed in the following, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

The overriding principle to be followed in applying Skyline’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. Skyline has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because Skyline believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if Skyline believes that such allocation is fair and reasonable.

In the event that Skyline’s access to an investment opportunity is limited (such as in the case of an equity initial public offering (“IPO”)), Skyline seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative sizes of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

Portfolio Manager Compensation

The portfolio managers responsible for managing the portion of the Fund managed by Skyline are all limited partners of Skyline. As limited partners, their compensation comes from a combination of a fixed base salary, a share of Skyline’s revenue based on their individual ownership position in Skyline, and a share of the profits of Skyline based on their individual contribution to the success of the Fund and Skyline. Total compensation is influenced by Skyline’s overall profitability, which is directly related to fees generated by assets under management of Skyline.

Each of the portfolio manager’s fixed base salary and share of profits of Skyline are determined by a senior partner of Skyline taking into account many factors, including the portfolio manager’s contribution to the success of the Fund and Skyline, successful stock selection and favorable sector weightings. Contributions in other sectors of the Fund and other areas of Skyline such as trading and client service are also considered. There is no set formula for any of the above components, and an effort is made to look at the long-term performance of the portfolio manager, not just performance during the current year.

The portfolio managers are provided benefits packages including life insurance, health insurance and participation in Skyline’s 401(k) plan comparable to that received by other employees of Skyline.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own shares of the Special Equity Fund.

Westport Asset Management, Inc. (“Westport”)

Other Accounts Managed by the Portfolio Managers

Westport has served as a Subadvisor to the Special Equity Fund since December 1985. Andrew J. Knuth has a greater than 25% interest in the firm. The joint Portfolio Managers for the portion of the Fund managed by Westport are Mr. Knuth and Edmund H. Nicklin, Jr. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: Andrew J. Knuth

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$1,294	1	$45.1
Other Pooled Investment Vehicles	1	$54.4	1	$54.4
Other Accounts	25	$1.526	6	$413.1

Portfolio Manager: Edmund H. Nicklin, Jr.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$1,311	1	$45.1
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	27	$1,531	6	$413.1

Potential Conflicts of Interest

Westport portfolio managers provide investment advice to various types of clients simultaneously, including both separate accounts and investment company clients. It is Westport’s policy to not favor any client account over any other client account.

When decisions are made to purchase or sell the same securities simultaneously for a number of client accounts, Westport may aggregate into a single trade order (a “bunched” trade) several individual contemporaneous client trade orders for a single security if it deems this to be appropriate and in the best interests of the client accounts involved. Bunched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution, or reducing overall commission charges. Accounts that are eligible to purchase shares in initial public offerings may participate in aggregated orders for such shares.

Westport seeks to aggregate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders, (2) treat all clients fairly, and (3) not systematically advantage or disadvantage any single client. When an aggregated order is filled in its entirety, each participating client account will participate at the average share price for the aggregated order, and transaction costs shall be shared pro rata based on each client’s participation in the aggregated order. If an order cannot be completely filled and the investment opportunity is determined to be equally suitable and appropriate for more than one account, allocations will generally be made pro rata, subject to rounding to achieve round lots, based upon the initial amount requested for an account participating in the aggregated order. Each account participating in a particular aggregated or “bunched” trade will receive the share price with respect to that aggregated order or, as appropriate, the average share price for all executed “bunched” trades on that trading day. Westport may allocate on a basis other than pro rata, if, under the circumstances, such other method of allocation is reasonable, does not result in any improper or undisclosed advantage or disadvantage to other accounts, and results in fair access over time to trading opportunities for all eligible managed accounts. For example, Westport may identify investment opportunities that are appropriate for certain accounts and not others, based on such factors as investment objectives, style, risk/return parameters, regulatory and client restrictions, tax status, account size, sensitivity to turnover, available cash and cash flows. Consequently, Westport may decide it is more appropriate to place a given security in one account rather than another account. Other non-pro rata methods include rotation allocation or random allocation. Alternative methods of allocation are appropriate, for example, when the transaction size is too limited to be effectively allocated pro rata among all eligible accounts. Westport does not view any of these potential conflicts as having a material impact to the management of its portion of Managers Special Equity Fund.

Portfolio Manager Compensation

Mr. Knuth, as owner of Westport, is compensated through the residual profits of the firm, including fees generated by the Managers Special Equity Fund. Westport has a qualified profit sharing plan covering all employees, including Mr. Knuth.

Mr. Nicklin, as an employee of Westport, receives a fixed base salary and participation in fees generated by certain accounts. The Fund is not covered by the revenue sharing agreement. In addition, Mr. Nicklin is a participant in the qualified profit sharing plan covering all employees.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Managers did not own shares of the Special Equity Fund.

Managers Investment Group LLC (“Investment Manager”)

Other Accounts Managed by the Portfolio Manager

Thomas G. Hoffman is primarily responsible for the day-to-day management of the cash reserves segment of the Special Equity Fund. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: Thomas G. Hoffman

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio manager’s management of the Fund’s cash investments, on the one hand, and the investments of the other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. The Investment Manager has established written policies and procedures relating to its investment management and trading practices in order to prevent such conflicts of interest. These policies and procedures are contained in the Investment Manager’s Compliance Manual. On occasion, the Investment Manager, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. The Investment Manager maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Mr. Hoffman’s compensation includes a salary and bonus. The bonus portion of compensation is primarily based upon profitability of the firm.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the dollar range of equity securities of the Special Equity Fund owned by Mr. Hoffman was $10,001 - $50,000.

International Equity Fund

Bernstein Investment Research and Management (“Alliance” or “Bernstein”)

Other Accounts Managed by the Portfolio Managers

Bernstein has served as a Subadvisor for the International Equity Fund since March 2002. Bernstein is a unit of AllianceBernstein L.P. As of December 31, 2005, AllianceBernstein Holding L.P. had a 32.2% ownership interest in AllianceBernstein L.P. AllianceBernstein Holding L.P. is a holding company that is publicly traded on the New York Stock Exchange. As of that date, AXA Financial, Inc. had a 61.1% ownership interest in AllianceBernstein L.P. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. Kevin F. Simms, Sharon E. Fay, Giulio Martini and Henry S. D’Auria are the portfolio managers for the portion of the assets of Managers International Equity Fund managed by Bernstein. Information provided below relating to other accounts managed by the portfolio manages is as of December 31, 2005.

Portfolio Managers: Kevin F. Simms, Sharon E. Fay, Giulio Martini and Henry S. D’Auria

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	16	$8,861	0	$0
Other Pooled Investment Vehicles	54	$1,974	0	$0
Other Accounts	42	$4,011	1	$529

Potential Conflicts of Interest

Alliance recognizes that conflicts of interest are inherent in our business and accordingly has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (or “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably.

Employee Personal Trading and the Code of Business Conduct and Ethics

Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities

Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Managers did not own shares of the International Equity Fund.

Wellington Management Company, LLP (“Wellington”)

Other Accounts Managed by the Portfolio Managers

Wellington has served as a Subadvisor to International Equity Fund since September 2004. Wellington is organized as a Massachusetts limited liability partnership and is owned by its 95 partners. The portion of the assets of the Fund managed by Wellington is managed jointly by portfolio managers Jean-Marc Berteaux, Matthew Hudson and Andrew S. Offitt. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: Jean-Marc Berteaux

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	15	$4,635	0	$0
Other Pooled Investment Vehicles	16	$3,128	0	$0
Other Accounts	23	$3,433	1	$131.2

Portfolio Manager: Matthew Hudson

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	15	$4,635	0	$0
Other Pooled Investment Vehicles	16	$3,128	0	$0
Other Accounts	29	$3,435	1	$131.2

Portfolio Manager: Andrew Offit

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	15	$4,635	0	$0
Other Pooled Investment Vehicles	16	$3,128	0	$0
Other Accounts	33	$3,443	1	$131.2

Potential Conflicts of Interest

Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington. Because incentive payments are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of the portfolio managers. Although Wellington does not track the time a portfolio manager spends on a single portfolio, Wellington does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s various client mandates.

Portfolio Manager Compensation

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the portfolio managers includes a fixed base salary and incentive components. The fixed base salary for Mr. Offit is determined by the Managing Partners of the firm. Mr. Offit’s fixed base salary is generally a fixed amount that may change as a result of an annual review. The fixed base salary for Mr. Berteuax is determined by his experience and performance in his respective roles. Mr. Berteaux’s fixed base salary is reviewed annually and may be adjusted based on the recommendation of his business manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington from Managers International Equity Fund managed by the portfolio manager and generally each other portfolio managed by such portfolio manager. Each equity portfolio manager’s incentive payment relating to Managers International Equity Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the portfolio manager compared to the MSCI EAFE Index over one and three year periods, with an emphasis on three year results. Wellington applies similar incentive compensation structures (although the benchmarks and/or peer groups may differ) to other portfolios managed by the equity portfolio managers, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington is eligible to participate in a partner-funded retirement plan. Mr. Offit is a partner of the firm.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Managers did not own shares of the International Equity Fund.

Lazard Asset Management, Inc. (“Lazard”)

Other Accounts Managed by the Portfolio Managers

Lazard has served as a Subadvisor to the International Equity Fund since September 2003. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard LLC, a Delaware limited liability company. Lazard Frères & Co. LLC originated as a partnership in 1848 and became one of the first global investment banks. William E. Holzer, Nicolas Bratt, Irene Cheng and Andrew Norris are the portfolio managers for the portion of the assets of the Fund managed by Lazard. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: William E. Holzer, Nicolas Bratt, Irene Cheng and Andrew Norris

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$120.4	0	$0
Other Accounts	16	$2,715	0	$0

Potential Conflicts of Interest

Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Portfolio Manager Compensation

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive fixed base salary and bonus structure, which is determined both quantitatively and qualitatively. Fixed base salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Managers International Equity Fund team’s compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Manager did not own shares of the International Equity Fund.

Emerging Markets Equity Fund

Rexiter Capital Management Limited

Other Accounts Managed by the Portfolio Managers

Rexiter has served as Subadvisor to the Emerging Markets Equity Fund since February 1998. State Street Global Alliance, LLC owns a 75% interest in Rexiter. State Street Global Alliance, LLC is owned by State Street Corporation (51%) and ABP (49%). ABP is one of the world’s largest pension funds. The co-portfolio managers of the Fund are Murray Davey and Helena Coles. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: Murray Davey

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$1,100	0	$0
Other Accounts	1	$517.3	1	$517.3

Portfolio Manager: Helena Coles

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$1,124	0	$0
Other Accounts	3	$685.1	2	$488.2

Portfolio Manager: Nick Payne

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$465	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$184.8	1	$19.3

Portfolio Manager: Chris Vale

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$93.3	0	$0
Other Accounts	6	$343.6	2	$75.4

Portfolio Manager: Kenneth King

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Rexiter has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Rexiter may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Rexiter maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

Rexiter aims to pay top-quartile salaries for fund managers. Performance bonuses are related to the profitability of Rexiter and to the overall contribution to investment performance and client service of each individual. Portfolio managers are neither compensated directly nor indirectly for bringing in new business or client retention. Compensation (fixed base salary or bonus related) is not based upon the performance of the Fund.

The Rexiter team owns 25% of the company - all of the portfolio managers are shareholders in Rexiter. The stability of the team suggests that the package proves attractive in retaining key personnel.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Managers did not own shares of the Emerging Markets Equity Fund.

Bond Fund and Global Bond Fund

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Other Accounts Managed by the Portfolio Managers

Loomis Sayles has served as Subadvisor to the Bond Fund since June 1984 and to the Global Bond Fund since March 2002. Loomis Sayles is an indirect subsidiary of IXIS Asset Management US Group, L.P., which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. IXIS Asset Management US Group, L.P. is part of IXIS Asset Management Group, an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large affiliate French financial services entities: the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and CNP Assurances, a large French life insurance company (collectively, the “Affiliated Owners”). The Affiliated Owners each owns, directly or indirectly, other investment advisers, broker-dealers and other financial and investment-related entities established in various jurisdictions. The day-to-day portfolio manager of the Bond Fund is Daniel J. Fuss. Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2005.

Portfolio Manager: Daniel J. Fuss

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	12	$8,645	0	$0
Other Pooled Investment Vehicles	4	$205.2	0	$0
Other Accounts	83	$8,799	5	$826.8

The co-portfolio managers of Global Bond Fund are Kenneth M. Buntrock and David W. Rolley. Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2005.

Portfolio Manager: Kenneth M. Buntrock

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$1,025	0	$0
Other Pooled Investment Vehicles	14	$902.3	1	$115
Other Accounts	45	$2,956	1	$240.5

Portfolio Manager: David W. Rolley
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,036	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$3.4	0	$0

Potential Conflicts of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Portfolio Manager Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Managers Bond Fund is the Lehman Brothers Government/Corporate Bond Index, for Managers Fixed Income Fund and Managers Balanced Fund (fixed income portion) is the Lehman Brothers Aggregate Bond Index, and for Managers Global Bond Fund are the Lehman Global Aggregate and Citigroup World Government Bond Indices. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own shares of Bond Fund or Global Bond Fund.

Proxy Voting Policies and Procedures

Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a Fund, in connection with an SEC exemptive order on which the Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF. Descriptions of each Subadvisor’s proxy voting policies and procedures are set forth in Appendix B to this SAI. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under the Administration Agreement, the Investment Manager also serves as administrator of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For these services, the Funds are required to pay the Investment Manager 0.25% (0.20% in the case of the Global Bond Fund) of their average daily net assets per annum. The Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid by the Funds for administrative services for the last three fiscal years are as follows:

	2003	2004	2005
Managers Value Fund	$182,311	$272,664	$304,103
Managers Capital Appreciation Fund	265,242	254,899	250,949
Managers Small Company Fund	37,078	53,763	77,183
Managers Special Equity Fund	6,134,575	8,426,950	8,795,043
Managers International Equity Fund	722,215	601,958	538,549
Managers Emerging Markets Equity Fund	65,866	114,896	205,038
Managers Bond Fund	391,564	539,465	847,406
Managers Global Bond Fund	50,975	65,241	77,860

Under a Distribution Agreement between the Trust and MDI, MDI serves as distributor in connection with the offering of Fund shares. MDI bears certain expenses associated with the distribution and sale of shares of the Funds. MDI acts as agent in arranging for the sale of each Fund’s shares. MDI is not obligated to sell any specific amount of shares of any Fund. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

Managers Special Equity Fund and Managers International Equity Fund have each established three classes of shares: Managers Class shares, Institutional Class shares and R Shares. The R Shares are sold without a sales load but are subject to the expenses of a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, each of Managers Special Equity Fund and Managers International Equity Fund have agreed to pay the Distributor 0.50% of the average daily net assets of the Fund allocable to R Shares. MDI will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer R Shares to their clients through proprietary mutual fund “supermarkets” and similar platforms. Shares of Institutional Class shares and Managers Class shares are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution. R Shares are not currently offered by Managers Special Equity Fund or Managers International Equity Fund. Managers Special Equity Fund currently offers Managers Class shares and Institutional Class shares and Managers International Equity Fund offers only Managers Class shares.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Distribution Plan. The Trust has adopted a “Plan of Distribution Pursuant to Rule 12b-1” (the “Distribution Plan”) with respect to the R Shares of each of the Special Equity Fund and International Equity Fund. Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of R Shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Special Equity Fund and International Equity Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of R Shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. The Board of Trustees has authorized payments to the Distributor equal on an annual basis to 0.50% of the average annual net assets of each of Special Equity Fund and International Equity Fund allocable to the R Shares. A Fund’s payments under the Distribution Plan are treated as expenses of the Fund’s R Shares and no portion of these payments is allocated to Managers Class or Institutional Class shares.

Custodian

The Bank of New York (the “Custodian”), 2 Hanson Place, Brooklyn, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC, Inc., PO Box 9769, Providence, Rhode Island 02940-9767 (“PFPC”) is the transfer agent (the “Transfer Agent”) for the Funds. PFPC is also the sub-transfer agent for the ManagersChoice® asset allocation accounts.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10016, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of each Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

During the last three fiscal years, the Funds paid the following brokerage fees:

Fund	2003	2004	2005
Value Fund	$136,287	$104,622	$140,902
Capital Appreciation Fund	443,857	268,400	234,567
Small Company Fund	35,185	26,593	38,243
Special Equity Fund	7,748,167	10,114,081	9,956,747
International Equity Fund	1,072,501	818,153	685,050
Emerging Markets Equity Fund	107,536	122,635	159,749

Brokerage Recapture Arrangements

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisors.

Fund Ownership of Broker-Dealer Securities

Certain Funds owned, as of December 31, 2005, securities issued by a “regular broker-dealer” of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act, or by the parents of regular broker-dealers. The value of such securities held by those Funds as of December 31, 2005 is set forth below.

Fund	Broker	Value of Broker’s Securities
Managers Capital Appreciation Fund	Merrill Lynch & Co.	$1,347,827
Managers Bond Fund	Morgan Stanley	$2,045,848
Managers Value Fund	Merrill Lynch & Co.	$3,223,948
Managers Special Equity Fund	Jefferies Group, Inc.	$13,059,943

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York Time at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge other than the 2.00%, 2.00% and 1.00% fee charged for redemptions of shares of the International Equity Fund, Emerging Markets Equity Fund and Global Bond Fund, respectively, within 60 days of purchase. The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice) when the value of the Fund shares in the account falls below $500 due to redemptions for all Funds other than Special Equity Fund and International Equity Fund and below $500 for Managers Class shares, $500 for R Shares and $25,000 for Institutional Class shares of Special Equity Fund and International Equity Fund. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares from a Fund into shares of the same class of any of the other funds managed by the Investment Manager. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

Each Fund computes its net asset value for each class once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of each class of a Fund is equal to the Fund’s net worth (assets minus liabilities) divided by the number of that class’s shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN TAX MATTERS

The following summary of certain federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds—in General

Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (all such income, “Qualifying Income”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” as the term is defined in the Code.

If a Fund were to fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions by the Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Furthermore, if shareholders receive a distribution in excess of current or accumulated earnings and profits, they would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If each Fund qualifies as a regulated investment company, the Funds will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of Fund Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Accrued original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not cash on the debt security is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently.

Futures and Options Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, futures contracts, options on futures contracts, options on securities, and options on security indices. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for “mixed straddles” (described below), each such position held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund’s risk of loss with respect to another position held by the Fund that is not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a “mixed straddle” that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of the Fund’s securities and conversion of short-term capital losses into long-term capital losses. Each Fund may make certain tax elections for its “mixed straddles” that could alter certain effects of section 1256 or section 1092.

Each Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Each Fund’s transactions in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between the Fund’s book income and the Fund’s taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

Tax Implications of Certain Investments. Certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

A portion of the dividends paid by the Funds to shareholders that are corporations may be eligible for the 70% dividends-received deduction. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from qualifying dividends of domestic corporations.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund generally will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands and the transaction is treated as a sale for federal income tax purposes.

Distributions by a Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Taxes

Dividend or interest income received from securities of a non-U.S. issuer may be withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations the Fund may be entitled to elect to pass through to its shareholders the foreign income taxes paid thereby. In such a case, if the Fund elected to pass through to its shareholders such foreign income taxes, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (collectively, “Tax-Exempt Investors”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year.

State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Funds continue to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUNDS IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees and consent of the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each of Special Equity Fund and International Equity Fund: Managers Class, Institutional Class and Class R.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this SAI.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number of the Trustees and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended December 31, 2005 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm by PricewaterhouseCoopers LLP, are incorporated by reference into this SAI from the Funds’ Annual Report for the fiscal year ended December 31, 2005, filed with the SEC. The Funds’ 2005 Annual Report is available without charge by calling The Investment Manager at (800) 835-3879 or by visiting our website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S

INVESTORS SERVICE, INC.

STANDARD & POOR’S

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issued in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE, INC.

Aaa

Bonds which are rated Aaa are judged to be of the best quality with minimal credit risk.

Aa

Bonds which are rated Aa are judged to be of high quality and are subject ot low credit risk.

A

Bonds which are rated A are to be considered as upper-medium-grade and subject to low credit risk

Baa

Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risks.

B

Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds which are rated Caa are of poor standing And are subject to very high credit risk.

Ca

Bonds which are rated Ca represent obligations which are highly speculative and are likely, or are very near default, with some prospect of recovery of principal and interest.

C

Bonds which are rated C are the lowest rated class of bonds, and are typically in default, with little prospect of recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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MOODY’S INVESTORS SERVICE, INC.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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APPENDIX B

Value Fund

Armstrong Shaw Associates Inc.

On behalf of the Fund, Armstrong Shaw’s Proxy Voting Committee reviews each proxy and makes decisions based on proxy research, including, but not limited to research provided by Institutional Shareholder Services (“ISS”), consultation with portfolio managers/analysts and the policies stated herein. Armstrong Shaw’s proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of the Fund. A copy of Armstrong Shaw’s proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit A.

Armstrong Shaw’s Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw’s interests and those of the Fund. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines attached as Exhibit A. Any material conflict of interest will be resolved in the best interests of the Fund.

Armstrong Shaw has designed its guidelines to ensure that proxies are voted in the best interest of the Fund. While it is impossible to anticipate every issue that may come up for a proxy vote, Armstrong Shaw has included what it believes to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

Osprey Partners Investment Management, LLC

Osprey has contracted with ISS to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B.

Capital Appreciation Fund

Essex Investment Management Company, LLC

Essex has contracted with an independent third party, Institutional Shareholder Services (“ISS”), to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. Essex has a Proxy Voting Committee that meets at least annually to review and re-approve ISS’ proxy voting policies as Essex’s own policies if the Committee determines that ISS’ proxy voting policies continue to be reasonably designed to be in the best interest of Essex’s clients. Any material changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B. In rare circumstances, Essex may exercise its voting discretion as described below.

By providing pre-determined policies for voting Fund proxies, Essex’s adoption of the ISS proxy voting policies is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest. Although under normal circumstances Essex is not expected to exercise its voting discretion or to override ISS, the Proxy Voting Committee will monitor any situation where Essex wishes to exercises it discretion. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the Compliance Officer will use his or her best judgment to ensure that the spirit of Essex’s Proxy Voting Policies, to maximize the long-term value of Fund assets and cast votes that Essex believes to be fair and in the best interest of

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the Fund whose proxy is being voted, is being followed. If it is determined that Essex has a material conflict of interest in such situation, the Proxy Voting Committee will confirm delegation of voting back to ISS.

Small Company Fund

Epoch Investment Partners, Inc.

When Epoch votes proxies for a client, it seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. All proxy voting decisions will be made under the supervision of Epoch’s compliance department.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS’s proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for its files. Additionally, the Chief Compliance Officer of Epoch will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with Epoch’s fiduciary duties.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch’s interests and those of its clients. A summary of the ISS proxy voting guidelines is attached as Exhibit B.

Kalmar Investment Advisers

Kalmar’s Proxy Voting Committee oversees all decisions relating to proxy voting, proxy voting guidelines and conflicts of interest and assures that proxies are voted accordingly. Kalmar has contracted with ISS to provide proxy voting services, and a summary of ISS’s proxy voting guidelines as approved by Kalmar’s Proxy Voting Committee is attached as Exhibit B. Kalmar retains the right to override ISS proxy votes that it does not believe are in the best interest of the Fund.

Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar’s Proxy Voting Committee and a member of Kalmar’s investment team who serves as the ISS proxy voting watchdog. A review of potential conflicts will include the completion of an annual conflicts questionnaire by Kalmar’s key employees. Kalmar’s Proxy Voting Committee will review the questionnaires, and regular disclosure attested to by Kalmar’s investment team members and senior officers will identify any conflict with companies owned by the Fund on a quarterly basis. These procedures, coupled with the use of ISS proxy voting guidelines, diminish the likelihood of material conflicts of interest.

Special Equity Fund

Donald Smith & Co., Inc.

As Donald Smith’s primary goal is to maximize the value of the Funds’ investment portfolios, it maintains a proxy voting policy that best serves the interest of the Fund in its capacity as shareholder of a company. Donald Smith normally votes in support of company management on “routine” proposals, but votes against proposals that Donald Smith believes would negatively impact the long-term value of the Fund’s share of a company. Donald Smith votes against almost all proposals that would hinder the realization of maximum value for shareholders. More specifically Donald Smith votes for:

•	Confidential voting.

•	Shareholders must approve any poison pills or rights plan.

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•	Repeal of Section 203 of Delaware law.

•	Annual election of Directors and against staggered Boards.

•	Cumulative voting.

•	Maintaining liability of Directors for gross negligence and malfeasance.

•	Vote against large dilution of shareholders, except company specific exceptions.

The examples above are provided to give a general indication on how Donald Smith votes proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented.

Donald Smith is very sensitive to conflicts of interest that could possibly arise in the proxy voting process. Donald Smith remains committed to resolving any and all conflicts in the best interest of the Fund. Thus, Donald Smith will generally vote pursuant to its proxy voting policy when conflicts arise. Donald Smith’s compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. In instances where a potential conflict of interest exists, the compliance officer will obtain consent from the Fund’s Investment Manager before voting. The compliance officer will provide the Investment Manager with sufficient information regarding the shareholder vote and Donald Smith’s potential conflict so that the Investment Manager can make an informed decision whether or not to consent.

Veredus Asset Management Company, LLC

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

VAM has outsourced proxy voting to Institutional Shareholder Services (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. VAM maintains the right to determine the final vote made, either with or against ISS recommendations. VAM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Veredus will normally support proposals, amendments, or resolutions which 1) do not measurably change the structure, management control, or operation of the corporation, 2) are consistent with industry standards as well as the corporate laws of the state of incorporation, and 3) are recommended by management and are not detrimental to the shareholders.

The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.

Kern Capital Management LLC

All proxies will be voted for the investment benefit of the Fund. For routine proxy proposals, these proposals will generally, but not always, be voted in accordance with the recommendations of company management. Routine proxies are proxies which contain proposals, which are routine and do not diminish or threaten shareholder value. Examples include:

•	Election of Directors, number of Directors, terms of office, and number of share owned.

•	Selection and ratification of outside auditors

•	Frequency of Director’s attendance at meeting

•	Post annual meeting reports to shareholders

•	Stock splits or fractional stock dividends

•	Change in the name of the Company

•	Number of Director’s meetings held each year

•	Application for listing of securities on a stock exchange

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•	Remuneration of Directors, management and employees, including wages, salaries, stock options, thrift, profit, or pension plans, bonuses and other incentives or compensation (except compensation proposals judged excessive may be voted against).

•	Indemnification of Officers and Directors, so long as limiting language is attached (no blanket indemnification). Provisions that relieve directors of liability for “breaches of the duty of loyalty” or unlawful acts will be voted against.

For non-routine proposals, these proposals will be carefully evaluated by portfolio management and voted in a manner which is believed will tend to maximize shareholder value over the long-term. Non-routine proxies are proxies that contain proposals which could diminish or threaten shareholder wealth or control. Examples include:

•	Shareholder voting

•	Acquisitions, mergers, spin-offs

•	Changes in Articles of Incorporation, State of Incorporation, by-laws of Code of Regulations, including but not limited to increases in number of shares authorized and waiving of pre-emptive rights.

•	Any of various actions designed to deter potential takeover by outside interests, such as “minimum price” restrictions, “super-majority” provisions, or staggered-year elections for Directors.

•	Any proxy solicited by non-management persons.

If a non-routine proposal is unlikely to have a material adverse impact on long-term shareholder value or to reduce shareholder rights, then the issue should be voted for in accordance with management’s recommendation. Such issues might include social or environmental topics, capitalization structure and “normal” compensation plans. If the proposal is judged to have a material adverse impact on long-term shareholder value or reduce shareholder’s rights, then the issue generally will be voted against. Such issues generally tend to make a company takeover more difficult or to unfairly enrich/protect management to the detriment of shareholders. Examples of such issues include:

•	Abolition of cumulative voting for boards of directors

•	Staggered terms for board of directors

•	Change in state of incorporation (if intent/result is anti-takeover in nature)

•	Pre-emptive rights

•	Imposition of supermajority vote

•	“Poison-pill” provisions of corporate by-laws

•	“Golden parachutes” for management or extreme/outlandish compensation plans

•	Various other “shark-repellant” or anti-takeover schemes.

If the proposal is one that rescinds previous anti-takeover measures in the company’s by-laws or that enhances shareholder rights, then the issue will generally be voted for. Such proposals might include:

•	Confidential voting in corporate elections

•	Shareholder consideration of “golden parachute” management severance agreements

•	Elimination of “poison pill” management entrenchment devices

•	Alternative slates of directors (if a case can be made that it will lead to a more timely realization of shareholder value)

The above guidelines are not exhaustive and may not be binding in every proposal and should not supercede portfolio management’s judgment as to the merits of a particular proposal. Proposed mergers and acquisitions are evaluated on a case by case basis.

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Skyline Asset Management, L.P.

All votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

In order to facilitate this proxy voting process, Skyline has retained ISS to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS provides Skyline with research and voting recommendations consistent with Skyline’s proxy voting policy. A summary of Skyline’s proxy voting policies is attached as Exhibit C. Skyline assesses ISS’s recommendations before voting. Because ISS’s voting recommendations are in conformity with Skyline’s voting policy, Skyline generally affirms ISS’s recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation. A Skyline research analyst most familiar with the proxy issue and the company in question examines ISS’s research and renders an affirming or dissenting decision. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management. All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

In potential conflicts of interest situations (such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies), Skyline will inform the Fund of the potential conflict and obtain consent from the Fund’s Investment Manager before voting.

Westport Asset Management, Inc.

Westport shall vote proxies on securities held by the Fund solely in the best economic interests of the Fund. Any conflict of interest will be resolved in the interests of the Fund. One of the primary factors Westport considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, Westport believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company’s management. However, each issue will be considered on its merits and the position of a company’s management will not be supported if it is determined that ratification of management’s position would adversely affect the investment merits of owning the stock. The process Westport uses in determining how to vote on selected proxy issues is described in Exhibit D.

In some instances it is possible for a proxy voting decision to present a conflict of interest between the interest of the Fund, on the one hand, and those of Westport (or any entity controlling, controlled by or under common control with Westport), the portfolio managers or another client (or a sought-after client) on the other hand. In identifying all actual or potential conflicts of interest with respect to each proxy to be voted, the individual responsible for voting a proxy shall take steps reasonably designed to determine whether that individual, Westport (or any entity controlling, controlled by or under common control with Westport), or any officer of Westport (or any entity controlling, controlled by or under common control with Westport) has any business or personal interest or relationship with the company soliciting the proxy that might influence that individual or Westport to vote Fund proxies in a manner that might not be in the Fund’s best interests, considering the nature of Westport’s business, the Fund, the company soliciting the proxy, the proxy proposal, and any other relevant circumstances. If a potential or actual conflict of interest appears to be material (i.e., not so clearly immaterial or remote as to be unlikely to influence any determination made), in order to ensure a resolution of the material conflict in the best interest of the Fund, that proxy will be reviewed and voted by another individual identified in Westport’s proxy voting procedures. If all possible reviewers are subject to a material conflict of interest or Westport as a whole is subject to a material conflict of interest, the proxy will be voted according to the recommendation of an independent third party, such as ISS.

International Equity Fund

Wellington Management Company LLP

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A copy of Wellington’s proxy voting guidelines is attached as Exhibit E.

Lazard Asset Management LLC

To assist it in its proxy voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by ISS. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of the Fund.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”), a copy of which is attached as Exhibit F. Depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of Lazard’s Proxy Operations Department seeks Portfolio Management’s recommendation on how to vote all such proposals. In seeking Portfolio Management’s recommendation, the Manager of Lazard’s Proxy Operations Department provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of Lazard’s Proxy Operations Department with its recommendation and the reasons behind it. Lazard’s Proxy Operations Department will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of Lazard’s Proxy Operations Department may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Lazard’s Proxy Operations Department generally votes all routine proposals according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, the Proxy Operations Department will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, the Proxy Operations Department will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed.

Bernstein Investment Research & Management

Bernstein utilizes proxy voting policies intended to protect the rights of the Fund. In so doing, it considers those factors that may affect the value of the Fund’s investments and acts solely in the interests of the Fund. A copy of the specific proxy voting guidelines used by Bernstein is attached as Exhibit G. In reviewing proxy issues, Bernstein will apply the following general guidelines:

•	Support proposals that do not change the by-laws or operation of the corporation (e.g. the election of directors and the approval of auditors).

•	Review and analyze on a case-by-case basis any non-routine proposal that is likely to affect the structure and operation of the corporation to determine whether the proposal will have an impact on the value of the investment.

•	Oppose anti-takeover or other proposals that limit shareholder rights, regardless of whether they are advanced by management or shareholders.

•	Support proposals that would restrict, or otherwise eliminate, anti-takeover measures that have already been adopted by corporate issuers.

•	Support shareholder proposals requesting confidential voting or ballots.

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•	Review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value.

•	Abstain from shareholder proposals that are unlikely to have any economic effect on company’s business or financial conditions and vote against those that will cause the company to incur excessive unnecessary expenses.

Bernstein has established a Proxy Committee which consists of senior investment professionals and a member of its Corporate Legal Department. All proxies are reviewed by the Proxy Committee or by a subcommittee thereof. It is the Proxy Committee’s responsibility to evaluate proposals not covered by its guidelines and to recommend how Bernstein should generally vote on such an issue. This recommendation is then presented to Bernstein’s Investment Policy Group for review and comment.

As fiduciary Bernstein owes the Fund an undivided duty of loyalty. Bernstein strives to avoid even the appearance of a conflict that may compromise the trust the Fund has placed in Bernstein and insists on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. Bernstein believes that its centralized handling of proxy voting with oversight by its Proxy Committee ensure that proxies are voted with only the Fund’s best interests in mind. In addition, in order to avoid any perceived conflict of interests, the following procedures have been established for use when voting the proxy of a company whose retirement plan is managed by Bernstein:

•	If Bernstein’s proposed vote is consistent its proxy voting guidelines as well as the recommendation of an independent source (such as ISS), no further review is required.

•	If Bernstein’s proposed vote is contrary to either its proxy voting guidelines or the views of the independent source, but is also contrary to management’s recommendation, no further review is necessary.

•	If Bernstein’s proposed vote is contrary to either its proxy voting guidelines or the views of the independent source and is consistent with management’s recommendation, the proposal is escalated to the Proxy Committee for final review and determination.

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Emerging Markets Equity Fund

Rexiter Capital Management Limited

Rexiter seeks to vote proxies in the best interests of the Fund. In the ordinary course, this entails voting proxies in a way which Rexiter believes will maximize the monetary value of the Fund’s holdings. Rexiter takes the view that this will benefit the Fund and, indirectly, the ultimate owners and beneficiaries of the Fund (e.g. Fund shareholders).

Rexiter has elected to delegate the management of the proxy voting process to its affiliate State Street Global Advisors (“SSgA”). Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Rexiter Proxy Voting Policy and delegates authority to vote in accordance with the policy to Proxy Voting Services. Rexiter retains the final authority and responsibility for voting. In order to facilitate the proxy voting process, Rexiter retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.

If a proposal falls within Rexiter’s proxy voting guidelines a copy of which is attached as Exhibit H, and there are no special circumstances relating to that company or proxy which come to Rexiter’s attention (as discussed below), the proxy is voted according to the guidelines. However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by Rexiter’s policies. These proxies are identified through a number of methods, including but not limited to notification from Rexiter’s third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by Rexiter’s policies, the Chairman of SSgA’s Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of the Fund and those of Rexiter. If Rexiter’s Manager of Corporate Actions and the Chairman of the SSgA Investment Committee determine that there is a material conflict, the process detailed below is followed. If there is no material conflict, Rexiter examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of the Fund. At this point, the Chairman of the SSgA Investment Committee makes a voting decision based on maximizing the monetary value of the Fund’s holdings. However, the Chairman of the SSgA Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire SSgA Investment Committee for a decision on voting the proxy. Rexiter also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

As discussed above, from time to time, Rexiter will review a proxy which presents a potential material conflict. For example, Rexiter or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Rexiter has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. As a fiduciary to the Fund, Rexiter takes these potential conflicts very seriously. While Rexiter’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the Fund’s best interests and are not affected by Rexiter’s potential conflict, there are a number of courses Rexiter may take. The final decision as to which course to follow shall be made by SSgA Investment Committee.

When the matter falls clearly within one of the proposals enumerated in Rexiter’s proxy voting guidelines, casting a vote which simply follows Rexiter’s pre-determined policy would eliminate Rexiter’s discretion on the particular issue and hence avoid the conflict. In other cases, where the matter presents a potential material conflict and is not clearly within Rexiter’s guidelines, or is of such a nature that Rexiter believes more active involvement is necessary, the Chairman of the SSgA Investment Committee shall present the proxy to the SSgA Investment Committee, who will follow one of two courses of action. First, Rexiter may employ the services of a third party, wholly independent of Rexiter, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. Second, in certain situations the SSgA Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the SSgA Investment Committee shall make a decision as to the voting of the proxy. Which action is appropriate in any given scenario would be the decision of the SSgA Investment Committee in carrying out its duty to ensure that the proxies are voted in the Fund’s, and not Rexiter’s, best interests.

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Bond Fund

Global Bond Fund

Loomis, Sayles & Company, L.P.

Loomis utilizes the services of a third party, ISS, in researching and voting proxies for the Fund. ISS provides voting recommendations to Loomis based on Loomis’s policy and ISS’s own research. Loomis will generally follow ISS’s recommendation unless it deviates from the Firm’s express policy the Loomis Proxy Committee determines that the Fund’s best interests are served by voting otherwise. A copy of Loomis’s proxy’s policies is attached as Exhibit I. Loomis’s policies are guidelines and each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligation under the advisory agreement with the Fund and circumstances at the time of the vote. All issues presented for shareholder vote will be considered by the Loomis Proxy Committee and, when necessary, the equity analyst following the company, and will be voted in the best investment interests of the Fund.

Loomis has established procedures to ensure that proxy votes are voted in the Fund’s best interest and are not affected by any possible conflicts of interest. First, Loomis votes in accordance with its pre-determined policies. Second, where the proxy voting policy allows for discretion, Loomis will generally rely on the recommendations of ISS in making its voting decisions. However, if a proxy proposal falls into a category allowing for discretion in voting decisions and the Loomis Proxy Committee determines that ISS’s recommendation is not in the best interest of the Fund, then the Loomis Proxy Committee may use its discretion to vote against the ISS reformation, but only after taking the following steps: (i) conducting a review for any material conflict of interest Loomis may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis who is subject to that conflict of interest from participating in the voting decision in any way, including providing information, opinions or recommendations to the Loomis Proxy Committee.

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Exhibit A

Armstrong Shaw Associates Inc. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Generally vote with management on the following:

•	Election of directors when there is no opposing slate.

•	Proposals to limit liability of directors and provide indemnification.

In most cases will vote against proposals to classify the board.

2. AUDITORS

Generally vote with management on proposals to ratify auditors. Consideration will be given to the following:

•	Whether the auditor faces potential conflict of interest as a result of its relationship with the issuer or its performance of non-audit services (i.e. are non-audit fees excessive?).

•	Whether the auditor has rendered an accurate financial opinion of a company’s financial status.

3. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS

Generally vote with management on routine matters related to the operation of the company and not expected to have significant economic impact on the company and/or shareholders.

4. ANTITAKEOVER MEASURES

All resolutions regarding anti-takeover measures will be considered on a case-by-case basis with the intent of avoiding actions likely to diminish the value of the stock held by clients. In general, it can be stated that the following issues of corporate governance are economically detrimental and will be voted against:

•	Greenmail

•	Poison Pills

•	Super-majority voting

•	Blank-check preferred

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.

5. EXECUTIVE AND DIRECTOR COMPENSATION

a) Stock Option Plans

Stock-based incentive plans will be evaluated on a case-by-case basis giving consideration, without limitation, to the following:

•	Whether the stock option plan expressly permits the repricing of underwater options;

•	Whether the plan could result in earnings dilution of greater than 5%;

•	Whether the plan has an option exercise price below the marketplace on the day of the grant;

•	Whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and

•	Whether the program has certain embedded features.

b) Employee Stock Ownership Plans

Generally vote in favor of Employee Stock Ownership Plans including improvements to existing plans when dilution does not exceed 5%.

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c) Director Compensation

Director compensation plans examined on a case-by-case basis applying the same criteria that is used when examining executive pay plans (see above).

d) Shareholder Proposals on Executive and Director Compensation

Decided on a case-by-case basis. In most cases we will vote against proposals to limit pay. However, we may support proposals to restructure pay plans if, in our judgment, such restructuring will benefit shareholders.

6. SHAREHOLDERS’ RIGHTS ISSUES

We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons.

We will generally support resolutions to introduce confidential voting.

We will evaluate shareholder proposals on a case-by-case basis with the overriding consideration given to the economic impact on the shareholders.

7. MERGERS AND CORPORATE RESTRUCTURINGS

a) Mergers

Will be voted on a case-by-case basis with consideration given to the following:

•	Anticipated financial and operational benefits

•	Offer price

•	Prospects of the combined companies

•	The negotiating process

b) Corporate Restructurings

Will be voted on a case-by-case basis with consideration give to economic impact.

8. SOCIAL AND ENVIRONMENTAL ISSUES

Ethical, moral and social proposals will be voted on a case-by-case basis with the greatest consideration being:

•	Whether the proposal will enhance the economic value of the company.

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Exhibit B

ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

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Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

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Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

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Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

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Exhibit C

Skyline Asset Management, L.P. Proxy Voting Guidelines

Specific Policies - Management Proposals

I. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management.

A) Uncontested election of directors:

The voting and attendance record of board members will be assessed and support may be withheld based on: (1) poor attendance as defined as failing to attend 75% of the scheduled board meetings; (2) the implementation or renewal of a dead-hand poison pill; (3) ignoring shareholder proposals that are approved by a majority of the votes cast for two consecutive years; (4) ignoring shareholder proposals approved by a majority of the shares outstanding; (5) failure to act on takeover offers where the majority of the shareholders have tendered their shares; (6) where inside directors sit on the audit, compensation, or nominating committee; (7) where inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

B) Approval of auditors are generally supported unless:

(1) An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, or (2) There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C) Directors’ liability and indemnification:

     Liability and indemnification proposals will be supported if the provisions conform with state law.

D) General updating or passing corrective amendments to charter.

E) Elimination of preemptive rights.

F) Approval of a stock split.

II. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management.

A) Capitalization changes which eliminate other classes of stock and differential voting rights.

B) Changes in common stock authorization for stock splits, stock dividends and other specified needs that Skyline believes are not excessive.

C) Stock purchase plans that conform to Section 423 of the Internal Revenue Code and have voting power dilution of less than 10%.

D) Stock option plans that are incentive based, not excessive and that do not permit repricing.

E) Other stock-based plans which Skyline believes are appropriately structured.

F) Reductions in supermajority vote requirements.

G) Adoption of anti-greenmail provisions.

H) Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

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I) Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.

J) Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

III. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management.

A) Elimination of cumulative voting.

B) Capitalization changes which add classes of stock which Skyline believes are “blank check “in nature or that dilute the voting interests of existing shareholders.

C) Excessive increases in capitalization authorization.

D) Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

E) Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

F) Classified boards of directors.

G) Reincorporation into a state which has more stringent anti-takeover and related provisions.

H) Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

I) Excessive compensation or non-salary compensation-related proposals.

J) Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

K) Approve or amend director age restrictions.

L) Adjournment of meeting in order to solicit additional votes.

M) “Other business as properly comes before the meeting” proposals which give a “blank check” to those acting as proxy.

Specific Policies - Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use plan assets to carry out such social agendas or purposes.

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I. When voting shareholder proposals, Skyline in general supports the following items:

A) Auditors should attend the annual meeting of shareholders.

B) Restore cumulative voting in the election of directors unless the company meets positive governance practices, overall, and the company’s performance is in line with its peers.

C) Election of the board on an annual basis (declassify the board).

D) Establishing independent audit, nominating, or compensation committees.

E) Bylaw or charter amendments to be made only with shareholder approval.

F) Submit shareholder rights plan poison pill to vote, or rescind the plan.

G) Confidential voting.

H) Expanded reporting of financial or compensation information, within reason.

I) Undo various anti-takeover related provisions.

J) Reduction or elimination of supermajority vote requirements.

K) Anti-greenmail provisions.

L) Opting-out of state business combination provisions.

M) Requiring a majority of independent directors on the board.

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N) Elimination of outside directors’ retirement benefits.

II. When voting shareholder proposals, Skyline in general opposes the following items:

A) Limiting tenure of directors.

B) Requiring directors to own stock before being eligible to be elected.

C) Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

D) Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

E) Proposals which require inappropriate endorsements or corporate actions.

F) Establishing a mandatory retirement age for directors.

Exhibit D

Westport Asset Management, Inc. Proxy Voting Guidelines

1. Routine Corporate Administrative Items

Westport (the “Adviser”) generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Adviser believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Adviser will normally vote with management’s recommendation include:

(a) appointment or election of independent auditors, unless there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation’s financial position;

(b) increases in authorized common or preferred shares (unless the amounts are excessive or management intends to use the additional authorized shares to implement a takeover defense, in which case the Adviser will analyze the proposal on a case-by-case basis); and

(c) expansion of directors’ liability and indemnification coverage in the case when a director’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director’s legal expenses were covered.

2. Special Interest Issues

While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Adviser believes that the burden of social responsibility rests with management. Because the Adviser’s primary responsibility in voting proxies is to provide for the greatest shareholder value, the Adviser is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Adviser will generally vote with management’s recommendation on issues such as:

(a)	restrictions on the marketing of controversial products;

(b)	restrictions on corporate political activities;

(c)	restrictions on charitable contributions;

(d)	restrictions on doing business with foreign countries; or

(e)	rotating the location of the annual meeting among various cities.

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3. Issues Having the Potential for Major Economic Impact

The Adviser believes that proxies should not be voted with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares. The Adviser believes the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Adviser believes have the potential for major adverse economic impact on shareholder value:

(a) Executive Compensation Plans

Stock-based incentive plans and other management compensation plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders’ equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Adviser carefully reviews the estimated cost of a company’s stock-based incentive plan or other management compensation plan before making a case-by-case determination.

(b) Defensive Strategies

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

(i) create “blank check preferred” shares;

(ii) classify or stagger the board of directors (which the Adviser is generally opposed to approving) or eliminate such classification or staggering (which the Adviser typically agrees should be eliminated); or

(iii) establish or redeem “poison pills” that make it financially unattractive for a shareholder to purchase more than a small percentage of the company’s shares.

(c) Business Combinations or Restructuring

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders.

(d) Increases or Decreases in Common or Preferred Stock Outstanding

The Adviser analyzes these types of proposals on a case-by-case basis to determine their potential effect on shareholder value. The Adviser’s decision will be based on whether it believes the proposal is likely to enhance long-term economic value for shareholders.

Exhibit E

Introduction Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Statement of Policies As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

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5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

General Proxy Voting Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance

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Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Exhibit F

Lazard Asset Management LLC Proxy Voting Guidelines

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Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings;

•	directors’ liability and indemnification; and

•	name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Director and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

•	For a requirement that a majority of Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have those committees or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•	For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

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•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

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•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•	Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote against most of these proposals. Lazard has adopted Approved Guidelines to vote for measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.

Exhibit G

AllianceBernstein L.P (Bernstein Investment Research & Management) Proxy Voting Guidelines

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I. MANAGEMENT PROPOSALS

A. BUSINESS / FINANCIAL ISSUES

1) Election of Directors	For

In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or if Alliance determines that there are other compelling reasons for withholding votes for directors, Alliance will vote in favor of the management-proposed slate of directors.

Voting for Director Nominees in a Contested Election	Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis, considering, among other things, the following factors: the target company’s long-term financial performance relative to its industry; management’s track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

2) Appointment of Auditors	For

The selection of independent accountants to audit a company’s financial records is generally a routine business matter. Alliance believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation. Alliance recognizes that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm.

3) Increase Authorized Common Stock	Case-by-Case

Alliance will generally support a proposal to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. A satisfactory explanation for a company’s plans for the stock must be disclosed in the proxy statement. Alliance will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. Increases of up to 100% are generally approved.

4) Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance generally votes in favor of such proposals.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical and administrative in nature resulting from developments in a company’s legal or regulatory environment. Absent a compelling reason to the contrary, Alliance will support such proposals.

5) Merger Proposals and Spin-offs	Case-by-Case

For Alliance (Growth) accounts, in most instances, proxy materials are directed to the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company. The BIRM Proxy Voting Committee evaluates these proposals for BIRM (Value) accounts. After a careful evaluation, the research analyst, the portfolio manager or the BIRM Proxy Voting Committee will determine how the proxy should be voted and convey their direction to those individuals charged with implementing the vote.

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6) Considering Non-Financial Effects of a Merger Proposal	Against

We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company’s shareholders, such as employees, consumers, business partners, and the communities in which the company is located. Alliance expects that a company’s Board will act only in the best interest of its shareholders at all times.

7) Director Liability and Indemnification	Case-by-Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors’ liability insurance has prompted a number of states to adopt laws that reduce a director’s liability for a breach of the director’s fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

Generally, Alliance will support indemnification provisions that are in accordance with state law. Alliance will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers whose legal defense is unsuccessful but the director was found to have acted in good faith and in the best interests of the company. In most instances, we will oppose indemnification for gross negligence.

8) Stock Option Plans	Case-by-Case

Stock option plans and other executive and director compensation plans are designed to attract, hold and motivate good executives and, increasingly, outside directors. However, many plans are excessively generous and reward only a small percentage of top executives.

Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan.

Alliance will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not far below market price on the date of grant, an acceptable number of employees are eligible to participate and an excessive percentage of the company’s shares outstanding are not held in the plan.

Similarly, employee stock option plans can offer a company’s employees valuable incentives by allowing employees to participate in the growth of the company. In addition to the dilutive effect of the plan, Alliance will consider whether these plans offer excessive discounts to participants.

Additionally, Alliance will utilize outside proxy advisory services to assist in compiling the data relevant to our decision. In most instances, this information is not set forth in the proxy statement.

9) Stock Splits	Case-by-Case

Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance will generally vote in favor of a proposal to split a company’s stock.

B. ANTI-TAKEOVER ISSUES

1) Blank Check Preferred Stock	Against

A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance.

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While Blank Check Preferred Stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment purpose. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, Alliance generally will oppose this type of proposal.

2) Classified Boards	Against

A Classified Board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, Alliance opposes the adoption of Classified Boards unless a justifiable financial reason or where adequate sunset provisions exists. However, where a classified board already exists, Alliance will not withhold votes for directors who sit on such boards.

3) Fair Price Provisions	Against

A Fair Price Provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to limit the “two tiered” pricing systems in which the interested party or would-be acquirer of the company initially offers a premium for a sufficient number of shares of the company to garner control. Subsequently, an offer at a much lower price is made to the remaining shareholders who then have no choice but to accept the offer. The “two tiered” approach is coercive—and it makes it easier for an outsider to gain control—because it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share and avoid falling into the second tier, if the offer is successful. This type of tactic has caused many states to adopt acquisition statutes that restrict this practice.

In theory, this type of provision is acceptable; however, because the two tiered practice is generally prohibited by law, and invariably linked with other anti-takeover measures (such as supermajority voting requirements to approve certain transactions) Alliance will vote against most Fair Price Provisions.

4) Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations upon the shareholders’ right to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most state’s prohibit shareholders from abusing such a limitation, Alliance sees no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, Alliance generally will vote against such proposals.

5) Limiting a Shareholder’s Right to Act by Written Consent	Against

Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. Alliance believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6) Supermajority Vote Requirements	Against

A Supermajority Vote Requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

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In most instances, Alliance will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

7) Reincorporation	Case-by-Case

Alliance performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management’s stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation’s internal governance. Delaware is the state most often selected. In addition, legislative changes in Delaware law regarding indemnification for director’s liability has led a number of corporations to seek re-incorporation there. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state’s laws anti-takeover statute.

Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. In evaluating such proposals, Alliance considers factors such as: the location of the company’s business; the statutory protections available in the country to enforce shareholder rights; the negative tax consequences to shareholders as a result of the reincorporation; and the negative consequences to Alliance clients whose investment guidelines do not permit owning stock of non-US issuers.

8) Issuance of Stock with Unequal Voting Rights	Against

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are anti-takeover devices. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective safeguard against hostile takeovers. Alliance deems such plans unacceptable and in most instances will vote against these proposals.

9) Elimination of Preemptive Rights	Against

Preemptive Rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance believes preemptive rights are fundamental to the shareholder franchise and, absent a compelling reason, should not be eliminated by management. Alliance will oppose management proposals requesting elimination of these rights and will support shareholder proposals that seek to restore Preemptive Rights.

II. SHAREHOLDER PROPOSALS

A. CORPORATE GOVERNANCE

1) Submit Company’s Shareholder Rights Plan to Shareholder Vote	For

Most Shareholder Rights Plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a triggering event occurs. A triggering event usually is a hostile tender offer or the acquisition by an outside party of a certain percentage of the company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A Shareholder Rights Plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer.

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Alliance will support shareholder proposals that seek to require the company to submit a Shareholder Rights Plan to a shareholder vote. Alliance will evaluate on a case-by-case basis proposals to completely redeem or eliminate a Rights Plans.

2) Implement Confidential Voting	For

Many proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections — by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

Alliance supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other third parties.

3) Adopt Cumulative Voting	For

Cumulative Voting is a method of voting for directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination the shareholder may choose.

Although cumulative voting has been used rarely by shareholders in recent years, Alliance believes that cumulative voting is a reasonable mechanism for shareholders to win representation on a Board, and that it is a general right to which shareholders are entitled. Therefore Alliance will generally vote in favor of such proposals, and against management proposals to eliminate it.

4) Anti-Greenmail Proposal	For

Greenmail commonly is referred to as legal “corporate blackmail”. Greenmail payments generally are made where a potential hostile acquirer has accumulated a significant percentage of a company’s stock and the company acquires the raider’s stock at a premium in exchange for an agreement that the raider shall not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seeks to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the board’s ability to acquire blocks of the company’s stock at above- market prices. In some cases, management’s antigreenmail proposals are bundled with other less popular proposals, so that a vote for one was a vote for both.

Alliance will vote in favor of an anti greenmail proposal provided the proposal has no other management initiated anti-takeover features.

5) Opt Out of State Anti-takeover Law	Case-by-Case

Beginning in the 1980’s, many shareholders began submitting proposals requiring companies to opt-out of their state takeover statute (in most cases, Section 203 of the Delaware General Corporation Code.) Under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control.) This law and others like it represent a formidable takeover defense for companies. By placing 15% of the stock in “friendly” hands, a company may thwart an otherwise successful bidder. Delaware law permits companies to opt-out of this 85% rule with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that Delaware’s takeover law vests a company’s Board with too much power to determine a matter that should be left to the shareholders. Proponents also argue that opt-out provisions are undemocratic because they require a supermajority vote on a takeover decision. Many shareholders argue that the law stifles bids. Supporters of the Delaware statute argue that opt-out provisions do not stop all takeovers, they simply provide the Board with a chance to negotiate a better deal for all shareholders. Alliance reviews these proposals on a case-by-case basis.

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6) Equal Access to the Proxy	For

These proposals ask companies to give shareholders access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as “owners,” shareholder should have access to the proxy materials. While SEC rules provide for shareholder resolutions, there are a number of handicaps, such as the 500 word limit on a proponent’s written argument and limits on the subjects that can be addressed. By contrast, management’s comment on shareholder proposals is unlimited.

In opposition to these resolutions, companies have pointed to the access already provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). It would be unworkable to open the proxy mechanism, they say, because of the large number of shareholders that might wish to insert comments and it would be impossible to screen out “nuisance” proposals, companies say.

While Alliance would support certain resolutions calling for modifications to shareholders’ ability to access proxy materials, we believe such should still be limited to avoid “nuisance” proposals and to ensure that proxy statement are written in a manner that allows for reasonable consideration by shareholders.

7) Submit Golden Parachutes/Severance Plans to a Shareholder Vote	For

Golden Parachutes assure key officers of a company a lucrative compensation packages if their company is acquired and/or if the new owners terminate such officers. This type of proposal may discourage a takeover attempt if the compensation sums paid to the target company’s officers are too great. Alliance recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive as to make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, Alliance will support proposals to submit Golden Parachutes to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis. In addition, Alliance will oppose proposals that require submitting severance plans for a shareholder vote prior to being negotiated by management.

8) Disclose and/or Limit Executive and Director Pay	Case-by-Case

Alliance believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. Generally, Alliance votes for shareholder proposals seeking additional disclosure of executive and director pay information. This includes proposals that seek to specify the measurement of performance based compensation. Alliance will vote on a case-by-case basis for all other shareholder proposals seeking to limit executive and director pay, including proposals that request that the Board adopt a policy that all stock options granted to executives be performance based.

9) Majority of Independent Directors	For

The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, Alliance will support proposals seeking a majority of independent directors on the board. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

10) Majority of Independent Directors on Key Committees	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, Alliance believes that the audit, nominating and compensation committees should be restricted to independent outside directors. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

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11) Separate Chairman and CEO	Case-by-Case

Alliance believes the management and board composition is unique to each company. Proponents of proposals seeking to separate the positions of Chairman and CEO argue that a combined position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position. Therefore, Alliance will evaluate such proposals on a case by case basis.

12) Separating Auditors and Consultants	Case-by-Case

We generally support the proposition that a company serves its shareholder interests by avoiding potential conflicts of interests that might interfere with an auditor’s independent judgment. Alliance will evaluate on a case-by-case basis proposals that seek to prohibit auditors from performing non-audit services or calling for the Board to adopt a policy to ensure auditor independence, taking into consideration the policies and procedures the company already has in place to ensure auditor independence.

13) Limit Term of Directorship	Against

Shareholders have proposed limiting the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance believes that a director’s qualifications, not length of service, should be the only factor considered.

14) Stock Ownership Requirement	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Accordingly, Alliance will oppose these proposals.

15) Pay Directors Only in Stock	Against

Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Further, Alliance believes that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, Alliance will oppose these proposals.

16) Require Two Candidates for Each Board Seat	Against

Alliance believes that proposals such as these that would require director nominees to set aside time to compete for their directorship are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, Alliance will oppose these proposals.

17) Rotation of Locale for Annual Meeting	Against

Rotation proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance believes the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of the meeting has been specifically chosen with the intention of disenfranchising shareholders.

B. SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, Alliance will assess these proposals on a case-by-case basis.

Alliance recognizes that the effect of certain polices in a company may be difficult to quantify, but nevertheless they do affect the company’s long term performance. Therefore, Alliance deems it appropriate to take an active role in

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these matters. Alliance will abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value, unless a particular client has made his wishes known. Alliance will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. Listed below are recent examples of such proposals.

The following issues have been prevalent through the 2002 proxy-voting season:

1) SOCIAL ISSUES

a) Tobacco

There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, and public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking, and from proposals with non-tobacco companies prohibiting them from entering into contracts with tobacco companies, to restaurant operators requesting that the restaurants be smoke-free.

b) Workplace Diversity

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area.

c) Sweatshops

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor.

d) Animal Testing

These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

e) Genetically Altered or Engineered Food

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals could have immediate negative economic effects on the company.

f) Plant Closings

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff, and that a number of states also have applicable regulations.

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g) Bank Lending in Developing Countries

A number of shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. After aggressively selling loans to developing countries through the 1970’s, Western banks found many of their clients unable to repay them on a timely or complete basis. As creditors, the banks have insisted on strict economic belt tightening among debtor countries, often at the price of high inflation, unemployment and social strife. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan loss reserves to cover possible losses, and that this is already reflected in the stock price.

Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

h) Pharmaceutical Pricing

Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

2) ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

a) The CERES Principles

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

b) Nuclear Waste Disposal

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

3) POLITICAL ISSUES

a) Implement the MacBride Principles in Northern Ireland

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

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Supporters argue that the Macbride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the “hassle factor” of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

b) Reports on Corporate and Subcontractor Operations in Northern Ireland

These proposals request that corporate Boards submit a report to shareholders outlining the company’s, or its subcontractors’, labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland’s religious tensions.

c) Military Issues

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Proponents believe that both the high U.S. budget deficit make it financially prudent to plan for a future in the civilian field. In addition, many church sponsors of these proposals view weapons production as immoral and believe it should be stopped as soon as possible. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

d) Space Weapons

A number of shareholder resolutions ask companies to provide shareholders with information regarding their development of space based weapons. Proponents of these resolutions point to the effectiveness and cost/benefit analysis of space weapons on profitability to shareholders. They argue that because of the uncertainty of space defense programs, shareholders should have the right to know the extent of current and potential company investment in the area. Opponents of the resolutions maintain that companies merely provide the hardware to implement defense and foreign policies that are adopted by the government.

e) Reporting Political Contributions and Campaign Finance Reform

These shareholder resolutions generally ask for greater disclosure of where a corporation makes political contributions and its position on campaign finance reform. Proponents argue that the mid 1970’s campaign finance reform effort that created PACs (political action committees), has fallen short of correcting the political process. Opponents believe the power of PACs has contributed to the overwhelming reelection of incumbents and the potential for buying influence with the use of “soft money.” By requiring reporting to shareholders, proponents of these shareholder resolutions contend, investors can help police these types of wrongdoings in the political system. Critics of some of the initiatives contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

Exhibit H

Rexiter Capital Management Limited Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Rexiter votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

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•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II. Rexiter votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-”greenmail” provisions

III. Rexiter votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

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IV. Rexiter evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, Rexiter uses its discretion in order to maximize shareholder value. Rexiter, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. Rexiter believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. Rexiter votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

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•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposal asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Exhibit I

Loomis, Sayles & Company, L.P. Proxy Voting Guidelines

1.	THE BOARD OF DIRECTORS

A.	Voting on Director Nominees in Uncontested Elections: Proxies involving routine matters such as election of Directors generally will be voted in favor of management. However, votes on director nominees will examine the following factors to determine if there is good cause to vote against management: long-term corporate performance and stock price; composition of board and key board committees; nominee’s attendance at meetings (past two years); whether a retired CEO sits on the board; and whether the chairman is also serving as CEO. A recommendation by ISS to withhold or vote against a director will typically be followed.

B.	Chairman and CEO are the Same Person: Votes on shareholder proposals that would require the positions of chairman and CEO to be held by different persons will generally be voted in favor of management; however, if the company does not have a lead director or other similar governance structure within its board that acts as an independent counter weight to the chairman and CEO then vote against management.

C.	Majority of Independent Directors: Shareholder proposals that request that the board be comprised of a majority of independent directors should be evaluated on a case-by-case basis.

D.	Independent Audit, Compensation and Nominating Committees: Vote for shareholder proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

E.	Stock Ownership Requirements: Shareholder proposals that request that directors own a minimum amount of company stock should be evaluated on a case-by-case basis, but generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F.	Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

G.	Director and Officer Indemnification and Liability Protection:

1.	Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

2.	Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

2. PROXY CONTESTS

A.	Voting for Director Nominees in Contested Elections: Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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B.	Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3. AUDITORS

A.	Ratifying Auditors: Proxies involving routine matters such as ratification of auditors generally will be voted in favor of management. Accordingly, we will vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. The use of the ISS threshold ratio of non-audit fees to audit fees as a determination for ratification will be followed if the total amount of non-audit fees spent is substantial.

4. PROXY CONTEST DEFENSES

Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis using the following as a guideline:

A.	Board Structure: Staggered vs. Annual Elections:

1.	Vote against proposals to classify or stagger the board.

2.	Vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors:

1.	Vote against proposals that provide that directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting:

1.	Vote against proposals to eliminate cumulative voting.

2.	Vote for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings:

1.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent:

1.	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	Vote for proposals to allow or make easier shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board:

1.	Vote for proposals that seek to fix the size of the board.

2.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. TENDER OFFER DEFENSES

Generally, proposals concerning all tender offer defenses should be evaluated on a case-by-case basis, using the following as a guide.

A.	Poison Pills:

1.	Vote for shareholder proposals that ask a company to submit its — poison pill for shareholder ratification.

2.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

3.	Review on a case-by-case basis management proposals to ratify a “‘ poison pill.

B.	Fair Price Provisions:

1.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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C.	Greenmail:

1.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights:

1.	Vote against dual class exchange offers.

2.	Vote against dual class recapitalizations.

E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws:

1.	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers:

1.	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G.	White Squire Placements:

1.	Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

6. MISCELLANEOUS GOVERNANCE PROVISIONS

A.	Confidential Voting:

1.	Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	Vote for management proposals to adopt confidential voting.

B.	Charitable Contributions: Vote against shareholder proposals regarding charitable contributions.

C.	Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

D.	Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

7. CAPITAL STRUCTURE

A.	Common Stock Authorization:

1.	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

2.	Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.	Stock Distributions: Splits and Dividends: Review on a case-by-case basis proposals to increase common share authorization for a stock split, but generally vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.	Reverse Stock Splits: Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.	Blank Check Preferred Authorization:

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1.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

2.	Vote against proposals that would authorize the creation of new ‘~ classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

3.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Shareholder Proposals Regarding Blank Check Preferred, Stock: Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

G.	Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis using the following as a guide:

A.	Stock Option Plans:

1.	Vote against plans which expressly permit repricing of underwater options.

2.	Vote against proposals to make all stock options performance based.

3.	Vote against stock option plans that could result in an earnings dilution above the company specific cap promulgated by ISS.

B.	Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

C.	401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

D.	Shareholder Proposals to Limit Executive and Director Pay:

1.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

2.	Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

E.	Golden and Tin Parachutes:

1.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

2.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

F.	OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

1.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Note for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

3.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

4.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

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9.	STATE OF INCORPORATION

A.	Voting on State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals: Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

10. MERGERS AND CORPORATE RESTRUCTURINGS

Proposals on this type of matter should typically be reviewed with the analyst following the company before any vote is cast.

A.	Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

C.	Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name: Vote for changing the corporate name.

11. MUTUAL FUND PROXIES

A.	Election of Trustees: Votes on trustee nominees should be evaluated on a case-by-case basis.

B.	Investment Advisory Agreement: Votes on investment advisory agreements should be evaluated on a case-by-case basis.

C.	Fundamental Investment Restrictions: Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

D.	Distribution Agreements: Votes on distribution agreements should be evaluated on a case-by-basis.

12. SOCIAL AND ENVIRONMENTAL ISSUES

Proxies involving social and environmental issues, such as those set forth below, generally will be voted in favor of management.

A.	Energy and Environment: Proposals that request companies to file the CERES Principles.

B.	Northern Ireland: Proposals pertaining to the MacBride Principles.

C.	Military Business: Proposals on defense issues.

D.	Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

E.	Third World Debt Crisis: Proposals dealing with third world debt.

F.	Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

G.	Animal Rights: Proposals that deal with animal rights.

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H.	Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

I.	Human Resources Issues: Proposals regarding human resources issues.

13. CONCLUSION

The Proxy Committee shall meet annually to review the Proxy Voting Policy and make any changes its members deem necessary.

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PART C

To the Registration Statement of

The Managers Funds (the “Registrant”)

Item 23. Exhibits.

Exhibit No.	Description
a.1	Declaration of Trust dated November 23, 1987. (i)(ii)

a.2	Amendment No. 1 to Declaration of Trust dated January 23, 1989. (xxiii)

a.3	Amendment No. 2 to Declaration of Trust dated April 10, 1991. (xxiii)

a.4	Amendment No. 3 to Declaration of Trust dated May 12, 1993. (ii)(iii)

a.5	Amendment No. 4 to Declaration of Trust dated June 30, 1993. (ii)(iii)

a.6	Amendment No. 5 to Declaration of Trust dated December 22, 1993. (xxiii)

a.7	Amendment No. 6 to Declaration of Trust dated December 8, 1997. (iv)

a.8	Amendment No. 7 to Declaration of Trust dated April 20, 1999. (x)

a.9	Amendment No. 8 to Declaration of Trust dated March 3, 2000. (viii)

a.10	Amendment No. 9 to Declaration of Trust dated May 1, 2001. (xxiii)

a.11	Amendment No. 10 to Declaration of Trust dated June 4, 2003. (xxiii)

a.12	Amendment No. 11 to Declaration of Trust dated July 28, 2003. (xxiii)

a.13	Amendment No. 12 to Declaration of Trust dated September 12, 2003. (xxiii)

b.	By-Laws of the Trust dated November 23, 1987. (i)(ii)

c.	Instruments defining the rights of security holders with respect to the Registrant are contained in the Declaration of Trust (with subsequent amendments) and Bylaws that are incorporated by reference hereto.

d.1	Fund Management Agreement between Registrant and Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”), dated as of April 1, 1999. (vi)

d.2	Form of Subadvisory Agreement between Managers and Kalmar Investment Advisers with respect to Managers Small Company Fund dated May 1, 2000. (viii)

d.3	Form of Subadvisory Agreement between Managers and Epoch Investment Partners, Inc. with respect to Managers Small Company Fund. (xxiii)

d.4	Form of Subadvisory Agreement between Managers and Armstrong Shaw Associates Inc. with respect to Managers Value Fund (formerly, Managers Income Equity Fund) dated March 8, 2000. (viii)

d.5	Subadvisory Agreement between Managers and Skyline Asset Management, L.P. with respect to Managers Special Equity Fund dated December 1, 2000. (x)

d.6	Subadvisory Agreement between Managers and Loomis, Sayles & Co., L.P. with respect to Managers Bond Fund dated October 30, 2000. (x)

d.7	Subadvisory Agreement between Managers and Rexiter Capital Management Limited with respect to Managers Emerging Markets Equity Fund dated February 1, 2001. (x)

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d.8	Subadvisory Agreement between Managers and Bramwell Capital Management, Inc. with respect to Managers Capital Appreciation Fund dated June 9, 2003. (xiv)

d.9	Subadvisory Agreement between Managers and Lazard Capital Management LLC with respect to Managers International Equity Fund dated September 15, 2003. (xv)

d.10	Subadvisory Agreement (as amended) between Managers and Osprey Partners Investment Management, LLC with respect to Managers Value Fund. (xxiii)

d.11	Subadvisory Agreement (as amended) between Managers and Essex Investment Management Company, LLC with respect to Managers Capital Appreciation Fund. (xxiii)

d.12	Subadvisory Agreement between Managers and Westport Asset Management, Inc. with respect to Managers Special Equity Fund. (xxiii)

d.13	Subadvisory Agreement between Managers and Kern Capital Management LLC with respect to Managers Special Equity Fund. (xxiii)

d.14	Subadvisory Agreement (as amended) between Managers and Donald Smith & Co., Inc. with respect to Managers Special Equity Fund. (xxiii)

d.15	Subadvisory Agreement (as amended) between Managers and Veredus Asset Management LLC with respect to Managers Special Equity Fund. (xxiii)

d.16	Subadvisory Agreement (as amended) between Managers and Bernstein Investment Research and Management with respect to Managers International Equity Fund. (xxiii)

d.17	Subadvisory Agreement (as amended) between Managers and Wellington Management Company LLP with respect to Managers International Equity Fund. (xxiii)

d.18	Subadvisory Agreement (as amended) between Managers and Loomis, Sayles and Company, L.P. with respect to Managers Global Bond Fund. (xxiii)

e.1	Distribution Agreement between the Registrant and Managers, dated as of April 1, 1999. (vi)

e.2	Form of Distribution Agreement between Registrant and Managers Distributors, Inc., dated as of April 1, 2001. (x)

f.	Not Applicable.

g.	Custodian Agreement between the Registrant and The Bank of New York. (xii)

h.1	Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company dated February 16, 1994. (ii)(vii)

h.2	Administration and Shareholder Servicing Agreement between Managers and the Registrant dated April 1, 1999. (vi)

h.3	License Agreement Relating to the Use of Name between the Registrant and Managers dated April 1, 1999. (vi)

h.4	Transfer Agency and Service Agreement between the Registrant and PFPC, Inc. (xviii)

h.5	Administrative Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. with respect to Managers Money Market Fund. (xxiii)

h.6	Assignment Agreement among the Registrant, JPMorgan Chase Bank, N.A. and JPMorgan Distribution Services, Inc. relating to the Administrative Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. . (xxiii)

2

i.	Opinion and Consent of Shereff, Friedman, Hoffman & Goodman, LLP dated September 27, 1990. (i)(ii)

j.1	Consent of PricewaterhouseCoopers LLP, filed herewith.

j.2	Power of Attorney for the Trustees of the Registrant. (xxi)

j.3	Power of Attorney for Peter M. Lebovitz and Donald S. Rumery. (xiii)

j.4	Power of Attorney for Bruce Aronow. (xxi)

j.5	Powers of Attorney for the Trustees and Officers of JPMorgan Trust II. (xxiii)

k.	Not Applicable.

l.	Not Applicable.

m.	Not Applicable.

n.	Rule 18f-3 Plan with respect to Managers Special Equity Fund and Managers International Equity Fund, filed herewith.

o.	Reserved.

p.1	Code of Ethics of Registrant as adopted on June 4, 1999. (viii)

p.2	Code of Ethics of Managers Investment Group LLC and Managers Distributors, Inc., filed herewith.

p.3	Code of Ethics of Armstrong Shaw Associates Inc., filed herewith.

p.4	Code of Ethics of Essex Investment Management Company, LLC (xx).

p.5	Code of Ethics of Bramwell Capital Management, Inc. (xx ).

p.6	Code of Ethics of Kalmar Investment Advisers (xx).

p.7	Code of Ethics of Kern Capital Management LLC (xx).

p.8	Code of Ethics of Westport Asset Management, Inc. (xx).

p.9	Code of Ethics of Skyline Asset Management, L.P. (xx).

p.10	Code of Ethics of Lazard Asset Management LLC, filed herewith.

p.11	Code of Ethics of Rexiter Capital Management Limited, filed herewith.

p.12	Code of Ethics of Loomis, Sayles & Company, L.P., filed herewith.

p.13	Code of Ethics of Osprey Partners Investment Management, LLC, filed herewith.

p.14	Code of Ethics of Donald Smith & Co., Inc. (xx).

p.15	Code of Ethics of Bernstein Investment Research & Management, filed herewith.

p.16	Code of Ethics of Wellington Management Company, LLP (xx).

p.17	Code of Ethics of Veredus Asset Management, LLC (xx).

p.18	Code of Ethics with respect to the JPMorgan Liquid Assets Money Market Fund (xxii).

p.19	Code of Ethics of Epoch Investment Partners, Inc., filed herewith.

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed September 28, 1990).

3

(ii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed October 16, 1997).

(iii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed November 5, 1993).

(iv)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 29, 1998).

(v)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 7, 1995).

(vi)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 1, 1999).

(vii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 24, 1994).

(viii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 1, 2000).

(ix)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed November 9, 1992).

(x)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 28, 2001).

(xi)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 28, 2002).

(xii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed February 28, 2003).

(xiii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 28, 2003).

(xiv)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed July 30, 2003).

(xv)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed December 10, 2003).

(xvi)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 31, 2004).

(xvii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 5, 2004).

(xviii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 16, 2005).

(xix)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 30, 2005).

(xx)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 2, 2005).

(xxi)	Filed as an exhibit to the Registration Statement of Managers Trust II on Form N-1A, Registration Nos. 033-43089 and 811-06431 (filed August 1, 2005).

(xxii)	Filed as an exhibit to the Registration Statement of JPMorgan Trust II on Form N-1A, Registration Nos. 002-95973 and 811-4236 (filed December 16, 2004).

(xxiii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 31, 2006).

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Item 24. Persons Controlled by or Under Common Control with Registrant.

None.

Item 25. Indemnification.

Sections 2.9(d) and (f), Article IV Sections 4.1-4.3 and Section 8.3(b) of the Registrant’s Declaration of Trust dated November 23, 1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons. These aforementioned Sections are reproduced below:

Section 2.9. Miscellaneous Powers.

The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents, Investment Advisors, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Advisor, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any

5

breach of the Trustee’s duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or aid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

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As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding. Section 8.3. Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Item 26. Business and Other Connections of Investment Advisor.

Managers, a registered investment adviser, serves as investment manager to the Trust. Managers is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. Managers serves as an investment manager to investment companies registered under the 1940 Act and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

Managers hires Subadvisor(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below.

Armstrong Shaw Associates Inc.	801-20597

Epoch Investment Partners, Inc.	801-63118

Essex Investment Management Company, LLC*	801-12548

Kalmar Investment Advisers	801-53608

Kern Capital Management LLC	801-54766

Westport Asset Management, Inc.	801-21854

Skyline Asset Management, L.P.*	801-49603

Lazard Asset Management LLC	801-61701

Rexiter Capital Management Limited	801-55470

Loomis, Sayles & Company, L.P.	801-170

Osprey Partners Investment Management, LLC	801-55893

Donald Smith & Co., Inc.	801-16798

Bernstein Investment Research & Management	801-56720

Wellington Management Company, LLP	801-15908

Veredus Asset Management, LLC	801-55565

*	Essex and Skyline are each majority owned by AMG and are each an affiliate of the Registrant.

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Item 27. Principal Underwriters.

(a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, Managers Trust I and Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

Nathaniel Dalton c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

Daniel J. Shea c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director and Secretary	None

Peter M. Lebovitz c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	President	President and Trustee

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer	Treasurer and Principal Accounting Officer

(c) Not Applicable.

Item 28. Location of Accounts and Records.

The accounts and records of the Registrant are maintained at the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854, at the offices of the Custodian, The Bank of New York, 2 Hanson Place, Brooklyn, New York 10286, at the offices of the Transfer Agent, PFPC, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at the offices of each Subadvisor at the address listed in the current Form ADV on file of each (see Item 26 for ADV file numbers).

Item 29. Management Services.

There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

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Item 30. Undertakings.

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(c) If requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, The Managers Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk and State of Connecticut, on the 28th day of April, 2006.

THE MANAGERS FUNDS

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Jack W. Aber* Jack W. Aber	Trustee	April 28, 2006

/s/ William E. Chapman, II* William E. Chapman, II	Trustee	April 28, 2006

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	April 28, 2006

/s/ William J. Nutt* William J. Nutt	Trustee	April 28, 2006

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	April 28, 2006

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	April 28, 2006

/s/ Eric Rakowski* Eric Rakowski	Trustee	April 28, 2006

/s/ Peter M. Lebovitz* Peter M. Lebovitz	Trustee and President (Principal Executive Officer)	April 28, 2006

/s/ Bruce M. Aronow* Bruce M. Aronow	Chief Financial Officer (Principal Financial Officer)	April 28, 2006

/s/ Donald S. Rumery Donald S. Rumery	Treasurer (Principal Accounting Officer)	April 28, 2006

*By:	/s/ Donald S. Rumery
Donald S. Rumery
Pursuant to Powers of Attorney incorporated herein by reference

Date:	April 28, 2006

THE MANAGERS FUNDS

Exhibit Index

Exhibit No.	Exhibit Name
j.1	Consent of PricewaterhouseCoopers LLP.

n.	Rule 18f.3 Plan with respect to Managers Special Equity Fund and Managers International Equity Fund.

p.2	Code of Ethics of Managers Investment Group LLC and Managers Distributors, Inc.

p.3	Code of Ethics of Armstrong Shaw Associates Inc.

p.10	Code of Ethics of Lazard Asset Management LLC.

p.11	Code of Ethics of Rexiter Capital Management Limited.

p.12	Code of Ethics of Loomis, Sayles & Company, L.P.

p.13	Code of Ethics of Osprey Partners Investment Management, LLC.

p.15	Code of Ethics of Bernstein Investment Research & Management.

p.19	Code of Ethics of Epoch Investment Partners, Inc.